CLEARWATER INVESTMENT TRUST
                                  (the "Trust")



                             Clearwater Growth Fund
                            Clearwater Small Cap Fund
                                (each, a "Fund")

                        332 Minnesota Street, Suite 2100
                            St. Paul, Minnesota 55101



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held February 24, 1998



     A Special Meeting of Shareholders of each Fund (the "Meeting") referred to above (the "Funds") will be held on Tuesday, February 24, 1998, at 9:00 a.m. (Central Time) at 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101 for the following purposes:

(1)  With respect to the Trust, to elect two Trustees;

(2) With respect to the Trust, to ratify the selection of KPMG Peat Marwick LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1998;

(3) With respect to the Trust, to approve the amendment and restatement of the Trust's Declaration of Trust;

(4) With respect to each Fund, to reclassify the Fund's investment objective from fundamental to non-fundamental;

(5) With respect to each Fund, to amend, delete or reclassify certain of the Funds' fundamental investment restrictions;

(6) With respect to each Fund, to approve a new management contract between the Trust and Clearwater Management Company;

(7) With respect to Clearwater Growth Fund, to approve the subadvisory contract with Parametric Portfolio Associates;

(8) With respect to Small Cap Fund, to ratify the action of the Board of Trustees with respect to the subadvisory fee; and

(9) To transact such other business that may properly come before the Meeting or any adjournment of the Meeting.

                YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE
               IN FAVOR OF THE PROPOSALS RELATING TO YOUR FUND(S).

     Shareholders of record of each Fund at the close of business on December 31, 1997 will be entitled to vote at the Meeting or at any adjournment or adjournments thereof. The Proxy Statement and Proxy Card are being mailed to shareholders on or about January 12, 1998.

     It is important that you return your signed and dated Proxy Card promptly, regardless of the size of your holdings, so that a quorum may be assured.

                                   By Order of the Board of Trustees



                                   Frederick T. Weyerhaeuser, Chairman

January 12, 1998


















--------------------------------------------------------------------------------
Please complete, date and sign the Proxy Card for the shares held by you and return the Proxy Card in the envelope provided so that your vote can be recorded. No postage is required if the envelope is mailed in the United States. Prompt return of your proxy or proxies may save the Trust the necessity and expense of further solicitations. If you attend the Meeting, you may vote your shares in person.
--------------------------------------------------------------------------------

                           CLEARWATER INVESTMENT TRUST
                                  (the "Trust")

--------------------------------------------------------------------------------

                             Clearwater Growth Fund
                            Clearwater Small Cap Fund
                                (each, a "Fund")

                        332 Minnesota Street, Suite 2100
                            St. Paul, Minnesota 5501

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                     GENERAL

                  This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Clearwater Investment Trust (the "Trust") to be used at the Special Meeting of Shareholders (the "Meeting") of each series of the Trust (each, a "Fund"; collectively, the "Funds") to be held at 332 Minnesota Street, Suite 2100, St. Paul Minnesota 55101 on Tuesday, February 24, 1998, at 9:00 a.m. (Central Time) for the purposes set forth in the accompanying Notice of Meeting.

                  The Trustees have fixed the close of business on December 31, 1997 as the record date (the "Record Date") for determining the shareholders of each Fund entitled to notice of and to vote at the Meeting. Shareholders of record of each Fund on the Record Date are entitled to one vote per share at the Meeting or any adjournment of the Meeting relating to their Fund. Appendix A sets forth the number of shares of beneficial interest of each Fund outstanding as of the Record Date. Appendix B sets forth the persons who owned beneficially or of record more than 5% of the shares of any Fund as of the Record Date.

                  Proxies will be solicited by mail and also may be solicited in person or by telephone by officers of the Trust, Clearwater Management Company ("CMC" or the "Adviser") and by the Trustees.

                  This Proxy Statement and the Proxy Card are being mailed to shareholders on or about January 12, 1998.

                  The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders whom are being solicited with respect to each proposal:

--------------------------------------------------------------------------------

                         SUMMARY OF VOTING ON PROPOSALS

--------------------------------------------------------------------------------



                   Proposal                         Shareholders Solicited

1.   Election of two Trustees.                  All Funds voting together.

2.   Ratification  of the  selection  of KPMG   All Funds voting together.
     Peat Marwick LLP as independent public accountants for the fiscal year ending
     December 31,1998.

3. Approval of the amendment and restatement All Funds voting together. of the Trust's Declaration of Trust.


4. Approval of the reclassification of each Each Fund voting separately. Fund's investment objective from fundamental to non-fundamental.


5.(a)-(e) Approval of the  amendment, deletion  Each Fund voting separately and, or  reclassification  of  certain of  the  with  respect to  Proposals 5(c)
     Funds' fundamental investment              only Clearwater Growth Fund will
     restrictions.                              vote


6. Approval of a new management contract Each Fund voting separately. between the Trust and Clearwater
     Management Company, Inc.

7. Approval of the subadvisory contract with Clearwater Growth Fund voting Parametric Portfolio Associates on behalf separately.
     of Clearwater Growth Fund.

8.   Ratification   of  action  by   Board  of  Clearwater Small Cap Fund voting
     Trustees with respect to the  subadvisory  separately.
     fee.


The Trust will furnish, without charge, copies of the Trust's most recent Annual and Semi-annual Reports to any shareholder upon request addressed to Clearwater Investment Trust, 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101 or by telephone at (888) 228-0935.

--------------------------------------------------------------------------------

                                   PROPOSAL 1

                            ELECTION OF TWO TRUSTEES

--------------------------------------------------------------------------------

     At a meeting on December 5, 1997 (the "Board of Trustees' Meeting"), the Trustees, including the Trustees who are not "interested persons" of the Trust (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees"), voted to approve, and to recommend to the shareholders that they approve, a proposal to elect Mr. Philip W. Pascoe and Mr. Samuel B. Carr, Jr. (the "Nominees") to the Board of Trustees of the Trust. Mr. Carr is currently a Trustee and has served in that capacity since his election by the Board of Trustees in 1995, but he has yet not been elected by the Trust's shareholders. Information concerning each Nominee and other relevant factors is discussed below.

     Using the enclosed Proxy Card, a shareholder may authorize the proxies to vote his or her shares for each Nominee or may withhold from the proxies authority to vote for each Nominee. If no contrary instructions are given, the proxies will vote FOR each of the Nominees. Each Nominee has consented to his nomination and has agreed to serve if elected. If, for any reason, either or both of the Nominees should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of one or more substitute Nominees, if any, as the Trustees may designate. The Trust has no reason to believe that it will be necessary to designate substitute Nominees.

Information Concerning the Nominees and the Trustees.

     The following table sets forth certain information about the Nominees and the Trustees, including each person's principal occupation or employment during the past five years.

Name, Age and Positions with the  Principal Occupation or Employment During the Last        First Became
Trust                             Five Years                                                Trustee
Frederick T. Weyerhaeuser*        Chairman, Clearwater Management Co.,Inc.(1987-1996);      1987
(66)                              Director, Potlatch Corporation (1960-Present); Trustee,
Chairman, Treasurer and           The Minnesota Mutual Life Insurance Company
Trustee                           (1968-Present); Director, Weeden Securities Corporation
                                  (1987-Present)

Samuel B. Carr, Jr.               President and Chief Investment Officer, S.B. Carr         1995
(42)                              Investments, Inc. (1990-Present)
Trustee and Nominee

Stanley R. Day, Jr.               President and Director, SRAM Corporation (1987-Present)   1988
(39)
Trustee


                                       5




Robert J. Phares                  Chief Executive Officer, Battle Ridge Ranch Company       1990
(34)                              (1986-Present)
Trustee


Philip W. Pascoe*                 Chairman, Clearwater Management Co., Inc.                 1997
(51)                              (1996-Present); Managing Director, Investments of Piper
Nominee                           Jaffray, Inc. (1996-Present); Senior Vice President
                                  (1996), Associate Vice President (1982-1996), Dean
                                  Witter Reynolds, Inc.




* Mr. Weyerhaeuser and Mr. Pascoe are deemed to be "interested persons" of the Trust for the purposes of the 1940 Act because of their positions with either the Trust or CMC.

Information Concerning Meetings of Trustees and Committees


     The number of shares of beneficial interest of each Fund beneficially owned by each Trustee, directly or indirectly, as of December 31, 1997, is set forth in Appendix B.


     Six meetings of the Trustees were held during the fiscal year ended December 31, 1997. Each Trustee attended at least seventy-five percent of all meetings of the Board of Trustees during this year, except Mr. Day who attended fifty percent of the meetings. The Board of Trustees has not delegated any responsibilities of the Board to any committees.

Remuneration of Trustees

     The following table sets forth certain information about the compensation of each Trustee for the Trust's most recent fiscal year.


Name of Trustee         Aggregate      Pension or Retirement  Total Compensation
                        Compensation   Benefits Accrued as    from the Trust
                        from the Trust Part of Trust
                                       Expenses

Frederick T. Weyerhaeuser  $4,000             $0                   $4,000

Samuel B. Carr, Jr.         4,000              0                    4,000

Stanley R. Day, Jr.         3,000              0                    3,000

Robert J. Phares            3,500              0                    3,500

Officers

     The following table sets forth information with respect to the principal executive officers of the Trust. Each officer is elected by the Trustees. Each of the Chairman, Treasurer and Secretary serves until the next annual meeting of the Trustees and until his successor is chosen and qualified or until his death, resignation, removal or disqualification.

Name, Position and Age        Principal Occupation(s) During the Past Five Years

Frederick T. Weyerhaeuser*    Chairman, Clearwater Management Co., Inc.
(66)                          (1987-1996); Director, Potlatch Corporation
Chairman and Treasurer        (1960-Present); Trustee, The Minnesota Mutual Life
                              Insurance Company (1968-Present);
                              Director, Weeden
                              Securities Corporation (1987-Present)

Daniel C. Titcomb             President and Director, Research Engineering and
(44)                          Design, Inc. (1994-Present); President and
Vice President and Secretary  Director, Titcomb Associates, Inc. (1987-1994)

     The Trust pays no salaries or compensation to any of its principal executive officers in their capacity as principal executive officers of the Trust.

Trustees' Recommendation

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED ABOVE.

Required Vote

     Because your Fund is a series of the Trust, your vote will be counted together with the votes of shareholders of the other series of the Trust voting as a single class in the election of Trustees. In accordance with the Trust's Declaration of Trust, there will be no cumulative voting. Election of each Nominee requires a plurality of votes of the shareholders of the entire Trust present at the Meeting.

--------------------------------------------------------------------------------

                                   PROPOSAL 2

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

     As directed by the Trustees and required by the 1940 Act, the ratification of the selection of the independent public accountants for the Trust's fiscal year ending December 31, 1998 will be voted upon at the Meeting. It is intended that the persons named in the accompanying Proxy Card will vote for KPMG Peat Marwick LLP, unless contrary instructions are given. If the selection of the Trust's independent public accountants is not ratified by the shareholders at the Meeting, the Board will reconsider such selection.

     The Trust's financial statements for the fiscal year ended December 31, 1997 were audited by KPMG Peat Marwick LLP. Audit services during the fiscal year ended December 31, 1997 consisted of examinations of the Trust's financial statements for this period and reviews of the Fund's filings with the Securities and Exchange Commission ("SEC").

     At the Board of Trustees' Meeting, the Trustees unanimously selected KPMG Peat Marwick LLP as the Trust's independent accountants for the fiscal year ending December 31, 1998. A representative of KPMG Peat Marwick LLP is expected to be available at the Meeting by telephone should any matter arise requiring consultation with the accountants, and the accountants have been given the opportunity to make a statement if they so desire.

Trustees' Recommendation

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

Required Vote

     Ratification of the independent public accountants of the Trust requires the affirmative vote of a majority of the outstanding shares of each Fund voting separately which means the vote of the lesser of (A) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the shares of that Fund are present or represented by proxy, or (B) more than 50% of that Fund's outstanding shares ("1940 Act Majority Vote").

--------------------------------------------------------------------------------

                                   PROPOSAL 3

                    APPROVAL OF THE AMENDMENT AND RESTATEMENT
                       OF THE TRUST'S DECLARATION OF TRUST


--------------------------------------------------------------------------------

     The Declaration of Trust of the Clearwater Investment Trust (the "Current Declaration") has not changed significantly since it was executed in 1987. The Current Declaration is proposed to be amended and restated (as amended and restated, the "Amended Declaration") to provide the Trustees of the Trust with greater flexibility to manage the Trust. This enhanced flexibility may result in more efficient operation of the Trust and lower costs. In connection with the proposed amendments to the Current Declaration, the Trustees will amend the By-laws of the Trust to conform them to the Amended Declaration. The Amended Declaration, substantially in the form attached to this Proxy Statement as EXHIBIT A, will become effective on March 1, 1998 if approved by the shareholders.

Material Differences Between the Current Declaration and the Amended Declaration

     Set forth below is a description of the material differences between the Current Declaration and the Amended Declaration. This information is qualified in its entirety by reference to the full text of the Amended Declaration at EXHIBIT A.

Issue              Current Declaration                  Amended Declaration


Management         Restricts the Trustees'              Adopts a modern approach to Fund
Flexibility        management flexibility and           management by permitting the
                   requires shareholder approval for    Trustees greater management
                   management decisions relating to     flexibility without the expense
                   the ordinary course of business.     of additional shareholder
                                                        meetings.



Amendments to      Shareholder vote required on all     Trustees may make any amendment
Declaration        amendments except those relating     to the Declaration of Trust that
of Trust           to changing the Trust's name,        does not have a materially
                   supplying any omission, curing       adverse effect on the financial
                   any ambiguity or curing,             interests of shareholders without
                   correcting or supplementing any      shareholder approval.
                   defective or inconsistent
                   provision.

Termination        Ambiguous provision relating to      No shareholder vote required if a
of Trust or        the requirement that shareholders    majority of the Trustees
Series             approve termination of the Trust     determine that it is in the best
                   or any series.                       interests of the Trust or series
                                                        to terminate.


                                      9




Merger,            Shareholder approval required.       No requirement of shareholder
Consolidation                                           approval.
or Sale of
Assets

Multiple           Not permitted.                       Trustees may designate one or
Classes of                                              more classes of shares of any
Shares                                                  series as they deem necessary,
                                                        appropriate or desirable without
                                                        shareholder approval.


Consequence        No applicable provision.             In the event of a negative net
of Negative                                             income of any series or class,
Net Iincome                                              the Trustees may offset each
                                                        shareholder's pro rata amount of
                                                        such negative income from any
                                                        accrued dividend or reduce the
                                                        number of outstanding shares of a
                                                        series or class in each
                                                        shareholder's account.


Voting             Each whole share of a Fund is        As determined by the Trustees
                   entitled to one vote on which it     without shareholder vote or
                   is entitled to vote and              consent, on any voting matter,
                   fractional shares are entitled to    either each whole share is
                   a proportionate fractional vote.     entitled to one vote and
                                                        fractional shares to a
                                                        proportional vote, or each dollar
                                                        of net asset value of the Fund is
                                                        entitled to one vote and
                                                        fractional dollars to a
                                                        proportional vote.  (Set forth in
                                                        Trust's By-laws.)

Power of           Trustees are not permitted to        No such provision.
Trustees           pledge, mortgage or hypothecate
                   the Trust's assets to secure
                   borrowings.

Independence       No applicable provision.             Service by any Trustee on one or
of Trustees                                             more boards of directors/trustees
                                                        of investment companies
                                                        affiliated with the Trust does
                                                        not affect the disinterested
                                                        status of one or more of the
                                                        Trustee(s).

Written            Unanimous.                           Majority of Trustees.  (Set forth
Consent of                                              in Trust's By-laws.)
Trustees

   In addition to the material differences described above, there are other substantive and stylistic differences between the Current Declaration and the Amended Declaration. You are urged to review the form of Amended Declaration attached to the Proxy Statement as EXHIBIT A. Except as described in the Proxy Statement, approval of the Amended Declaration will not result in changes in the Trustees, officers, investment programs and services or any operations and services of the Trust or the Funds that are described in the Trust's current prospectus.

Trustees' Evaluation

     At the Board of Trustees' Meeting, the Trustees approved, and voted to recommend to shareholders that they approve, a proposal to amend and restate the Current Declaration. In taking this action and making this recommendation, the Trustees considered the likelihood that the Amended Declaration will result in more efficient and economical operation of the Funds by giving the Trustees more flexibility to manage the Funds and adapt the Amended Declaration to changes in applicable law, industry developments and other changes. This greater flexibility should reduce the need for costly and time-consuming proxy solicitations and meetings of shareholders.

Trustees' Recommendation

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE TRUST'S SHAREHOLDERS APPROVE THE AMENDMENT AND RESTATEMENT OF THE TRUST'S DECLARATION OF TRUST

Required Vote

     Approval of this Proposal requires an affirmative 1940 Act Majority Vote of the outstanding voting securities of the Trust. Because your Fund is a series of the Trust, your vote will be counted together with the votes of shareholders of the other series of the Trust voting as a single class on the amendment and restatement of the Trust's Declaration of Trust. If the proposed changes are not approved by the shareholders, the Current Declaration will continue in its existing form. Alternatively, the Trustees may consider submitting to shareholders at a future meeting other proposals to amend and restate the Current Declaration.

--------------------------------------------------------------------------------

                                   PROPOSAL 4

      APPROVAL OF THE RECLASSIFICATION OF EACH FUND'S INVESTMENT OBJECTIVE
                      FROM FUNDAMENTAL TO NON-FUNDAMENTAL

--------------------------------------------------------------------------------

     Each Fund's investment objective is "fundamental" which means that it cannot be changed by the Trustees without shareholder approval. The Trustees believe that it is in the best interests of each Fund for the Trustees to be able to change the Fund's investment objective in the future without the cost and delay of further shareholder approval. In the unlikely event that a Fund's investment objective is determined in the future no longer to be appropriate for that Fund, shareholders would be advised by the Fund of the change in its investment objective.

Trustees' Recommendation

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND APPROVE RECLASSIFYING THAT FUND'S INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL.

Required Vote

     Approval of this proposal by each Fund requires an affirmative 1940 Act Majority Vote of that Fund. If the proposal is approved by a Fund, the changes will be effective on April 30, 1998 for that Fund. If the proposal is not approved with respect to a Fund, that Fund's investment objective will remain classified as fundamental.

--------------------------------------------------------------------------------


                      PROPOSALS 5(a), (b), (c), (d) and (e)

           APPROVAL OF THE AMENDMENT, DELETION OR RECLASSIFICATION OF
                 EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

     The 1940 Act requires mutual funds (including the Funds) to have certain investment restrictions that can be changed only by a shareholder vote. Mutual funds also may elect to designate other restrictions that may be changed only by a shareholder vote. Both types of restrictions are often referred to as "fundamental" restrictions. Some fundamental restrictions previously adopted by the Funds reflect certain regulatory, business or industry conditions and practices which have changed. Accordingly, the Trustees authorized a review of the Funds' fundamental investment restrictions to simplify, standardize and modernize those restrictions that are required to be fundamental. The Trustees have recommended that certain fundamental restrictions be amended, deleted or reclassified as non-fundamental.

     The numerical references to the Funds' investment restrictions correspond to the paragraphs in EXHIBIT B. If Proposal 5 is approved, in part or in its entirety, the restrictions may be reordered and renumbered.

                Amendment to and Deletion of Certain Restrictions


     The Trustees propose that restrictions (3), (6), and (8) be amended, restriction (7) be deleted and restriction (4) be reclassified as non-fundamental, as set forth in EXHIBIT B. While restrictions (8) and (9) are referred to as fundamental investment policies in the Funds' statement of additional information ("SAI"), the provisions of the 1940 Act do not distinguish fundamental investment restrictions from fundamental investment policies, and future amendments to the SAI may enumerate fundamental investment policies as investment restrictions.


(a) For shareholders of each Fund: Restriction (3) will be amended to permit the Funds to loan portfolio securities to the extent permitted by the 1940 Act.
Currently, the value of securities loaned by a Fund may not exceed 10% of the value of that Fund's total assets. As amended, the value of securities loaned by a Fund may not exceed 33 1/3% of the value of that Fund's total assets. The Funds have no current intention to loan securities in excess of 5% of the Funds' total assets.


(b) For shareholders of each Fund: Restriction (6) will be amended to increase the extent to which each of the Funds is permitted to borrow money. The amendment of this restriction will provide each Fund with the opportunity to increase its borrowing where obtaining additional cash would be in the best interests of the Funds' shareholders, for example, at times when there is an increased demand for redemptions. The Funds are not currently authorized to borrow money for investment purposes. If a Fund's Board of Trustees authorizes that Fund to borrow for investment purposes, that Fund will be permitted to do so without further approval by shareholders.

(c) For shareholders of Clearwater Growth Fund only: Restriction (8), concerning concentration of investments, will be amended to permit Clearwater Growth Fund to invest without regard to the limits of the restriction, in circumstances where CMC or the subadviser determines that such investment is necessary in order to pursue Clearwater Growth Fund's policy of tracking the Russell 1000 Index.

(d) For shareholders of each Fund: Restriction (7), concerning mortgaging, pledging or hypothecating of a Fund's assets will be deleted. There is no requirement in the 1940 Act that a Fund have such a restriction. The Funds' activities with respect to borrowing are subject to Restriction (6) as proposed to be amended.


                 Reclassification of Restriction on Short Sales


(e) For shareholders of each Fund: Restriction (4) concerning short sales will be reclassified as non-fundamental. There is no requirement in the 1940 Act that this policy be fundamental. Each Fund would like the ability to consider the use of investment techniques consistent with the 1940 Act as interpretations of the 1940 Act are further developed. The Funds have no current intention to change their policies with respect to short sales.


Trustees' Evaluation

     The Trustees believe that approval of the changes recommended in this Proposal will increase investment management flexibility and is in the best interests of each Fund and its shareholders. The Trustees believe that CMC's or the subadvisers' ability to manage the Funds' portfolios in a changing regulatory or investment environment will be enhanced and, accordingly, that investment management opportunities may be increased. By reducing to a minimum those restrictions that can be changed only by shareholder vote, each Fund would be able to avoid the costs and delay associated with future meetings of shareholders.

Trustees' Recommendation

     THE TRUSTEES  UNANIMOUSLY  RECOMMEND THAT THE SHAREHOLDERS  VOTE TO APPROVE
THE  AMENDMENT  OR  RECLASSIFICATION  OF  EACH  FUND'S  FUNDAMENTAL   INVESTMENT
RESTRICTIONS.

Required Vote


     Approval of each subproposal with respect to the applicable Fund requires an affirmative 1940 Act Majority Vote of that Fund's outstanding shares. Only shareholders of Clearwater Growth Fund will vote on subproposal(c) with respect to amendments to Restriction (8). If a subproposal is approved by shareholders of a Fund, the changes will be effective on April 30, 1998 with respect to that Fund. If a subproposal is not approved with respect to a Fund, that Fund's respective current fundamental restriction or restrictions will remain in effect and retain its fundamental status, and a shareholder vote will be required before that Fund can engage in activities prohibited by such current fundamental restriction or restrictions.

--------------------------------------------------------------------------------

                                   PROPOSAL 6

                          APPROVAL OF A NEW MANAGEMENT
                   CONTRACT WITH CLEARWATER MANAGEMENT COMPANY

--------------------------------------------------------------------------------

General

     The Trust is managed by CMC pursuant to an investment management contract (the "Management Contract") dated as of May 1, 1994 between CMC and the Trust. The Management Contract was approved by the Funds' shareholders at a meeting held on April 20, 1994 and was most recently approved by the Trust's Board of Trustees on December 5, 1997.

     At the Board of Trustees' Meeting, the Board of Trustees considered a proposal by CMC to adopt a new management contract between CMC and the Trust (the "Proposed Contract") to (1) reduce the management fee applicable to the Clearwater Growth Fund; (2) change the method of accruing a Fund's management fee from monthly to daily; (3) delete the provision in the Management Contract that requires CMC to limit a Fund's operating expense to the limits set by state securities administrators; and (4) amend the annual approval and amendment provisions. Except for the changes described in this Proxy Statement and non-material stylistic changes, all provisions of the Proposed Contract will be substantially identical to those in the Management Contract. The Proposed Contract is set forth in its entirety at EXHIBIT C and all discussion of the Proposed Contract is qualified in its entirety by reference to EXHIBIT C.

The Investment Adviser


     CMC is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is organized as a Minnesota corporation with its principal office at 332 Minnesota Street, Suite 2090, St. Paul, Minnesota 55101. During the fiscal year ended December 31, 1997, each of Clearwater Growth Fund and Clearwater Small Cap Fund incurred an obligation to pay CMC $1,012,399 and $534,172, respectively.


     CMC is a closely held corporation and is owned by its directors. Each director owns an equal share of CMC's stock.

     Set forth below is the name, address and principal occupation of each director and the principal executive officer of CMC:

      Name and Address                            Principal Occupation


Philip W. Pascoe                         Managing Director, Investments of Piper
President and Treasurer                  Jaffray, Inc.; Chairman and Treasurer
1145 Broadway, Suite 1500                of CMC
P.O. Box 1278
Tacoma, WA 98402

William T. Weyerhaeuser                  Chairman   of   Rock  Island  Company;
Vice President, Secretary and Director   Director of Potlatch Corporation; Vice
1145 Broadway, Suite 1500                President,  Secretary  and  Director of
P.O. Box 1278                            CMC
Tacoma, WA 98402


George H. Weyerhaeuser, Jr.              President and Chief Executive Officer
Director                                 of Weyerhaeuser Canada
1145 Broadway, Suite 1500
P.O. Box 1278
Tacoma, WA 98402

Elizabeth C. Driscoll                    Professional Consultant, McKinsey &
Director                                 Company, Inc.
332 Minnesota Street, Suite 2100
St. Paul, MN 55101


Walter J. Driscoll                       Director of Weyerhaeuser Co.; Director
Director                                 of Northern States Power Co.; Director
332 Minnesota Street, Suite 2100         of The John Nuveen Co.; Director of
St. Paul, MN 55101                       Comshare,  Inc.;  Director  of  The St.
                                         Paul Companies

Daniel C. Titcomb                        Vice President and Secretary of the
Director                                 Trust; President and Director, Research
332 Minnesota Street, Suite 2100         Engineering and Design, Inc.
St. Paul, MN 55101

Frank W. Piasecki                        Managing Director, A - T Financial
Director                                 Information Inc.
332 Minnesota Street, Suite 2100
St. Paul, MN 55101

Catherine W. Morley                      Private Investor
Director
332 Minnesota Street, Suite 2100
St. Paul, MN 55101

Material Terms of the Management Contract

     The Management Contract provides that CMC, subject to the supervision of the Trustees and the investment policies and restrictions of each Fund, will develop, recommend and implement an investment program and strategies for the Funds and in connection with that responsibility provide research and analysis relative to the securities to be bought and sold, place orders for the purchase and sale of each Fund's securities and report on its activities on behalf of the Funds to the Trustees. The Management Contract also provides that the Manager, at its own expense, will furnish the Trust with office space and necessary office facilities, equipment and personnel for managing the affairs and investments of the Funds and provide its own personnel to serve as officers of the Trust. The Management Contract permits CMC to employ one or more subadvisers to provide investment advisory services to the Funds.

     The Management Contract sets forth CMC's compensation from the Trust on behalf of each Fund and provides that CMC's fee will be calculated and accrued monthly as a percentage of the Fund's month end net assets and will be payable quarterly after the end of each calendar quarter on or before the 15th day of January, April, July and October. In the event the Management Contract is terminated, the fee will be pro rated for the number of days the Contract was in effect in the month in which it was terminated.

     The Management Contract provides that the Trust is required to pay only for commissions and other direct charges relating to the purchase and sale of portfolio securities by a Fund, taxes, interest and extraordinary expenses (including litigation expenses) ("Extraordinary Expenses") incurred by the Trust. CMC is required to pay directly or reimburse the Trust for all other expenses. Therefore, CMC is required to pay substantially all of each Fund's expenses ("Ordinary Expenses"), absent extraordinary circumstances. The primary reason for having CMC bear responsibility for substantially all of the Trust's expenses is to simplify the administrative process of paying Trust expenses.

     The Management Contract contains a provision that requires CMC to reduce its fee and make arrangements for a Fund's other expenses in order to reduce the Fund's operating expenses to the limits set by applicable state securities laws or regulations. As described more fully below, this provision was imposed by certain state securities administrators.

     The Management Contract provides that it will automatically terminate in the event of its assignment and that it can be amended and approved annually only with the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected Fund and the affirmative vote of a majority of the Independent Trustees cast in person at a meeting called for that purpose. The Trust may without penalty terminate the Contract as to any Fund at any time upon not more than 60 days' nor less than 30 days' written notice to CMC. CMC may without penalty terminate the Contract as to any Fund or the Trust on not less than 120 days' written notice to the Trust.

     Under the terms of the Management Contract, CMC is not subject to liability to the Trust or either Fund in the absence of the willful misfeasance, bad faith or gross negligence of CMC or the reckless disregard of its duties.


     The Management Contract was most recently approved by the Board of Trustees on December 5, 1997.

Material Differences between the Management Contract and the Proposed Contract

     The Management Fee for Clearwater Growth Fund. As described in more detail below in Proposal 7, as of November 1, 1997, the Trust's Board of Trustees, on behalf of Clearwater Growth Fund, has approved the appointment of a new subadviser, Parametric Portfolio Associates ("Parametric"), subject to approval by Growth Fund's shareholders. In connection with the appointment of Parametric, the Board also approved a reduction in the management fee payable to CMC by Growth Fund from 1.10% of the Fund's average annual net assets to 0.45% of such assets. Pursuant to the terms of the Proposed Contract, CMC will still be required to pay directly or reimburse, from the management fee, the Fund's Ordinary Expenses, including the proposed subadvisory fee of 0.15% of Growth Fund's average annual net assets, to the new subadviser.

     In connection with the appointment of Parametric as subadviser to Growth Fund, the Board of Trustees approved several changes to the Fund's investment policies to permit Parametric to manage the Fund to track the Russell 1000 Index and to utilize tax-sensitive management techniques. As discussed in Proposal 7, the Board determined that operating the Fund as a passively managed portfolio would create an opportunity to reduce the Fund's expenses. Accordingly, CMC has agreed to reduce its management fee in light of the expected reduction in the Fund's Ordinary Expenses under Parametric's management.

     The reduction in the management fee to 0.45% of net assets was effective as of November 1, 1997. However, if Growth Fund's shareholders do not approve the appointment of Parametric, the Board will consider what action, if any, is appropriate with respect to the continued reduction in the management fee. If the Board is unable to immediately find a subadviser willing and able to manage the Fund in the manner described in Proposal 7, then the Board will be entitled to increase the management fee to 1.10% of the Fund's net assets in order to adequately compensate CMC for directly providing portfolio management services or engaging a substitute subadviser. Engagement of a substitute subadviser by the Board of Trustees would be subject to further shareholder approval.

     Method of Accruing the Management Fee. The Board of Trustees has recently approved a new custody agreement with Investors Fiduciary Trust Company ("IFTC") to permit IFTC to serve as custodian for the Fund's assets. IFTC will also serve as the Fund's accounting agent and in that capacity IFTC will monitor the Fund's expenses and keep the Fund's books and records. For ease of administration of its duties as accounting agent, IFTC and the Trust have agreed that each Fund will accrue its expenses, including the management fee, on a daily basis.

     CMC and the Board of Trustees have considered whether such a change would result in an increase in the aggregate dollar amount of each Fund's management fee that would be paid to CMC during the course of the Trust's fiscal year. It is not possible to recalculate each Fund's management fee paid to CMC during the most recently completed fiscal year because the fee was not calculated on a daily basis and the data was not captured. Likewise, it is not possible to accurately project the aggregate amount that will be paid by each Fund to CMC during the current fiscal year under both daily and monthly accrual methods because the size of each Fund's assets cannot be accurately predicted. However, CMC believes that any increase or decrease in the aggregate amount of the management fees that will be paid to CMC as a result of the change to daily accruals will be de minimis.

     To obviate any concern that the management fee would be impermissibly increased without explicit authority in the Proposed Contract, the Trustees have recommended that shareholders approve the amendment to the Management Contract to permit daily accruals of each Fund's management fee. The change in the accrual method will not result in a change in the rate of each Fund's management fee paid to CMC, except as described elsewhere in this Proxy Statement.

     Deletion of Outdated Provision. As a result of amendments by Congress to the 1940 Act in October, 1996, states are preempted from enforcing state regulations affecting the operations of mutual funds. The Management Contract contains a provision that reflects a requirement imposed on mutual fund advisers by some state securities administrators requiring an adviser to reimburse a mutual fund if the fund's operating expenses exceeded amounts specified in the state's securities laws. CMC believes this provision should be deleted in the Proposed Contract because it is no longer relevant. Neither Fund's expenses have ever been as high as the lowest expense limit imposed by any of the states. The Proposed Contract will continue to contain the provision describing CMC's agreement that it may from time to time agree not to impose all or a portion of its management fee with respect to either Fund.

     Amendment of Approval Requirements. From time to time the SEC issues rules relating to provisions of the 1940 Act or grants exemptive relief from certain specific requirements of the 1940 Act when it believes that such rules or relief or interpretive positions are in the public interest. The Management Contract recites word for word certain provisions of the 1940 Act with respect to Trustee and shareholder approval of amendments to the Management Contract and the annual approval of the Contract. At some time in the future, CMC and the Board of Trustees may seek to operate the Trust in accordance with new rules or seek exemptive relief from the provisions of the 1940 Act on behalf of the Trust. If the rules or the exemptive relief or other interpretive positions of the SEC relate to Trustee and shareholder provisions in the 1940 Act, the presence in the Management Contract of specific language that is no longer consistent with the rule, the relief or the interpretive position may prohibit the Trust from taking advantage without another shareholder meeting. The relevant provisions in the Proposed Contract no longer contain those specific recitations of the provisions of the 1940 Act and now state that amendments and approvals will be obtained in accordance with the "requirements" of the 1940 Act, as such requirements may be modified by rule, regulation, interpretation or order of the SEC. Although the wording in the Proposed Contract has changed, the Contract still requires that it can only be amended or approved on an ongoing basis in accordance with the requirements of the 1940 Act.

Analysis of the Proposed Contract and Evaluation by the Board of Trustees

     The Trustees, including the Independent Trustees, have determined that the terms of the Proposed Contract and the management fees described in that Contract are fair and reasonable. In approving the Proposed Contract and recommending that shareholders approve the Proposed Contract, the Trustees, including the Independent Trustees, considering the best interests of the shareholders of each Fund, took into account all such factors as they deemed relevant.

     As described more fully below in Proposal 7, the Trustees evaluated several factors in connection with the appointment of a new subadviser for Growth Fund and the resulting expected substantial decrease in the Fund's total operating expenses. Although the Fund's management fee is decreasing, the Trustees have determined that the Fund will continue to receive the same level and quality of administrative and management services from CMC.

     In connection with their evaluation of the proposed change to the method of accruing the management fee, the Trustees considered the representation of CMC that the change in the method of accruing the management fees of the Funds would result, at most, in a de minimis increase or decrease in the aggregate amount of the management fees paid by each Fund to CMC.

     In evaluating the deletion of the expense limitation provision in the Proposed Contract, the Trustees evaluated the history of each Fund's total annual operating expenses and noted that neither Fund's expenses had ever been limited by operation of that provision in the Management Contract. The Trustees also noted that the Proposed Contract will continue to provide that CMC may voluntarily agree not to impose a portion of its management fee and may agree to reimburse a Fund's expenses. In addition, the Trustees periodically review each Fund's total annual operating expenses in relation to the services provided for the payment of those expenses to determine if each Fund's expenses are fair and reasonable.

     In evaluating the change to the approval and amendment provisions of the Proposed Contract, the Trustees noted that although the text of the Proposed Contract was to be amended, the amendments would not alter the requirement that the Proposed Contract be approved in accordance with the substantive provisions of the 1940 Act. The Trustees determined that the amended provisions continue to provide the protections afforded to the Funds and the shareholders by the 1940 Act.

     In evaluating the Proposed Contract and the management fee on behalf of each Fund set forth in the Contract, the Trustees relied on their ongoing review of CMC's activities on behalf of the Funds and were also provided with additional specific data and analyses by CMC. The Trustees considered the benefit to each Fund and its shareholders that the "all-in-one" nature of the management fee provides some level of certainty that the Fund's total annual operating expenses will not fluctuate (absent extraordinary circumstances) from year to year.

Trustees' Recommendation

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE PROPOSED CONTRACT.

Vote Required

     Approval of this proposal to approve the Proposed Contract by the shareholders of each Fund requires the affirmative 1940 Act Majority Vote of each Fund.

     If the shareholders of a Fund approve the Proposed Contract, the Proposed Contract will be effective as to that Fund on March 1, 1998. If the shareholders of a Fund do not approve the Proposed Contract, the Proposed Contract will not be adopted for that Fund and the Management Contract will continue in existence for that Fund. In that circumstance, the Trustees will consider what action, if any, to take. The Trustees may consider resubmitting to that Fund's shareholders another proposal with respect to the Management Contract.

--------------------------------------------------------------------------------

                                   PROPOSAL 7

                      APPROVAL OF THE SUBADVISORY AGREEMENT
                      WITH PARAMETRIC PORTFOLIO ASSOCIATES
                       ON BEHALF OF CLEARWATER GROWTH FUND

--------------------------------------------------------------------------------

General

     At a meeting of the Board of Trustees on October 11, 1997, the Trustees, including the Independent Trustees, approved and voted to recommend that Clearwater Growth Fund's shareholders approve, a proposal to approve a new subadvisory contract (the "Subadvisory Contract") among the Trust, on behalf of Clearwater Growth Fund, CMC and Parametric Portfolio Associates, the proposed subadviser ("Parametric"), attached hereto as EXHIBIT D. Pursuant to the terms of the Subadvisory Contract, Parametric will provide portfolio management services to the Fund's portfolio. Effective October 31, 1997, the Board of Trustees terminated the investment subadvisory contract (the "Prior Contract") among the Trust, on behalf of the Fund, CMC and Sit Investment Associates, the prior subadviser, because the Trustees believed that the Fund's portfolio has many characteristics of an index fund and that it would be in the best interests of the Fund's shareholders to reduce the Fund's expenses by employing passive management techniques to manage the Fund's portfolio. In addition, Parametric offers the benefit of tax-sensitive management techniques to manage the Fund.

     As described above in Proposal 6, the Trust's Board of Trustees has approved a decrease in the rate of the management fee that is paid by the Trust to CMC to an annual rate of 0.45% of the Growth Fund's net assets. From this management fee, CMC pays the Fund's subadvisory fee to Parametric at an annual rate of 0.15% of the Fund's net assets under Parametric's management, the Fund's Ordinary Expenses, and reimburses itself for the expenses it incurs in providing management services to the Fund. The Fund has no direct responsibility to pay the subadvisory fee to Parametric. Under the terms of the Subadvisory Agreement, Parametric pays its own expenses.

The Subadviser


     Parametric, located at 701 Fifth Avenue, Suite 7310, Seattle, Washington 98104-7090 is a sub-partnership of PIMCO Advisors, L.P. ("PIMCO") and is registered with the SEC as an investment adviser. PIMCO is the supervisory general partner of Parametric and is located at 800 Newport Center Drive, Newport Beach, California 92660. Parametric Management, Inc., a wholly-owned subsidiary of PIMCO, is the managing general partner of Parametric and is located at 701 Fifth Avenue, Suite 7310, Seattle, Washington 98104-7090. As of December 31, 1997, Parametric had assets of $2.5 billion under management. Parametric acts as investment manager to private accounts for institutions such as qualified retirement plans, foundations and endowments and for individuals, but has no prior experience managing a mutual fund. Set forth below is the name, address and principal occupation of each principal executive officer of Parametric.

      Name and Address                       Principal Occupation

William Eugene Cornelius, Jr.   Managing Director, Parametric Portfolio
Managing Director               Associates; Director and Managing Director.
701 Fifth Avenue, Suite 7310
Seattle, WA 98104

David M. Stein Ph.D.            Managing Director, Parametric Portfolio
Managing Director               Associates.
701 Fifth Avenue, Suite 7310
Seattle, WA 98104


The Subadvisory Contract

     A copy of the Subadvisory Contract is attached as EXHIBIT D and the following discussion of the terms of the Subadvisory Contract is qualified in its entirety by reference to EXHIBIT D.


     The terms of the Subadvisory Contract are substantially similar to the Prior Contract with Sit that was approved by the Fund's shareholders on April 20, 1994 in connection with the appointment of Sit as the Fund's subadviser. The Subadvisory Contract provides that (i) Parametric will, subject to the supervision of CMC and the Board of Trustees, regularly provide the Fund with advice concerning the investment management of the Fund's portfolio as appropriate to the achievement of the investment objectives and place orders for the purchase and sale of portfolio securities of the Fund; (ii) the Subadvisory Contract will remain in full force and effect for two years from the date of execution and from year to year thereafter upon the approvals required by the 1940 Act; (iii) in the event that the Subadvisory Contract terminates during any portion of a year, the fee due to Parametric shall be prorated for such portion of a calendar quarter during which the Contract was in effect; and (iv) Parametric is not liable to CMC, the Trust or any shareholder, except for willful misfeasance, bad faith or gross negligence or for reckless disregard of its obligations and duties under the Contract.


     If approved by the Fund's shareholders, the Subadvisory Contract will remain in effect, unless earlier terminated, for an initial two year term, and from year to year thereafter, provided that the Contract is approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Contract will terminate automatically in the event of its assignment, and the Contract may be terminated with respect to the Fund at any time, without penalty charged to the Fund, by CMC or the Trust by not more than 60 days' nor less than 30 days' written notice to Parametric.

Material Differences Between the Prior Contract and the Subadvisory Contract

     Subadvisory Fee. Under the Prior Contract, CMC paid a subadvisory fee quarterly, accrued monthly, that was equal on annual basis to a stated percentage of the Fund's net assets under Sit's management as follows:


     Assets under Management                    Annual Rate

Up to $10 million                                      0.75%

More than $10 million, up to $20 million               0.70%

More than $20 million, up to $30 million               0.65%

More than $30 million, up to $40 million               0.60%

More than $40 million, up to $50 million               0.55%

More than $50 million, up to $60 million               0.50%

More than $60 million, up to $70 million               0.45%

More than $70 million, up to $80 million               0.40%

More than $80 million                                  0.35%



     Under the Subadvisory Contract, CMC, out of its management fee paid by the Trust, will pay Parametric quarterly, accrued monthly, a fee that is equal on an annual basis to 0.15% of the Fund's net assets under Parametric's management. During the period from January 1, 1997 to October 31, 1997, CMC accrued an obligation to pay $450,753 in subadvisory fees to Sit pursuant to the terms of the Prior Contract. Had the Subadvisory Contract been in place for the same period, CMC would have accrued an obligation to pay $128,894 to Parametric.


     Amendment and Approval Provisions. As described above in Proposal 6, the SEC occasionally issues rules or grants exemptive relief from certain specific requirements of the 1940 Act when it believes that such actions are in the public interest. The Prior Contract recites word for word certain provisions of the 1940 Act with respect to Trustee and shareholder approval of amendments to the Prior Contract and the annual approval of the Contract. The Subadvisory Contract has been revised to delete these specific recitations and states that amendments and approvals will be obtained in accordance with the requirements of the 1940 Act, as such requirements may be modified by rule, regulation or order of the SEC. Although the wording in the Subadvisory Contract has changed, the Contract still requires that it can only be amended or approved on an ongoing basis in accordance with the requirements of the 1940 Act.

Trustees' Evaluation

     The Trustees have considered several factors relating to the Subadvisory Contract with Parametric and believe that it would be in the best interests of the Growth Fund and its shareholders that Parametric be approved as the subadviser to the Fund. In making this determination, the Trustees considered Parametric's qualifications as an investment adviser, the nature of the services to be provided to the Fund by Parametric and Parametric's investment strategy which includes passive management of the Fund while minimizing turnover and the unnecessary recognition of capital gains. The Trustees approved the subadvisory fee to be paid by CMC to Parametric based on its analysis of the factors described above. The Trustees believe the Subadvisory Contract and the proposed subadvisory fee to be reasonable and fair, and the appointment of Parametric to be in the best interests of the Fund's shareholders.

     In evaluating the change to the approval and amendment provisions of the Subadvisory Contract, the Trustees noted that although the text of the Contract was amended, the amendments would not alter the requirement that the Subadvisory Contract be approved in accordance with the substantive provisions of the 1940 Act. The Trustees determined that the amended provisions continue to provide the protection afforded to the Fund and the shareholders by the 1940 Act.

Trustees' Recommendation

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE TO APPROVE THE SUBADVISORY CONTRACT WITH PARAMETRIC.

Required Vote

     Approval of the Subadvisory Contract requires an affirmative 1940 Act Majority Vote of Clearwater Growth Fund's outstanding shares. If the Fund's shareholders do not approve the Subadvisory Contract, the Trustees will seek to obtain interim advisory services for the Fund either from Parametric or from another advisory organization. Thereafter, the Trustees would either negotiate a new subadvisory contract with an advisory organization selected by the Trustees or make other appropriate arrangements, subject to any required approval by the Fund's shareholders.

--------------------------------------------------------------------------------

                                   PROPOSAL 8

                   RATIFICATION OF ACTION BY BOARD OF TRUSTEES
                            TO REDUCE SUBADVISORY FEE

--------------------------------------------------------------------------------

General


     At the Board of Trustees' Meeting, the Trustees, including the Independent Trustees, approved a reduction in the subadvisory fee that CMC pays to Kennedy Capital Management ("KCM"), the subadviser to the Clearwater Small Cap Fund. The reduction in the rate of the subadvisory fee will be ongoing as of January 1, 1998 and retroactive to January 1, 1997. KCM intends to reimburse CMC in the amount of $50,404, which is the difference between the obligation CMC accrued and owed to KCM during the fiscal year ended December 31, 1997 and what would have been accrued and owed to KCM if the reduced fee rate was in effect during that fiscal year. At the same time, the Board of Trustees adopted a resolution recommending that shareholders of Small Cap Fund ratify these actions.

     The Management Contract between the Trust, on behalf of Small Cap Fund, and CMC that was approved by shareholders on April 20, 1994 provides that the Small Cap Fund will pay an "all-in-one" management fee to CMC of 1.35% of the Fund's net assets on an annual basis (the "Management Fee"). Out of the Management Fee, CMC pays or reimburses the Fund for all of the Fund's Ordinary Expenses, including the subadvisory fee to KCM. The subadvisory fee paid to KCM was 1.00% of the Fund's month-end net assets up to $30 million, 0.90% on such assets over $30 million and up to $50 million and 0.80% on such assets over $50 million.


     The intended consequence of such an arrangement is that CMC bears the risk that the Fund's Ordinary Expenses in any one year will exceed the Management Fee and that CMC will be out of pocket for that difference. Another intended consequence is that CMC will negotiate the Fund's Ordinary Expenses so that the Fund's total annual operating expenses will not exceed the Management Fee. Although CMC would be entitled to ask the Board of Trustees and the shareholders to approve an increase in the Management Fee if the Fund's Ordinary Expenses were to increase to such an extent that the Management Fee was no longer reasonable, both the Board of Trustees and CMC agree that the all-in-one Management Fee gives each shareholder a certain level of confidence that the Fund's expenses will not increase each year as service providers to the Fund seek to increase their fees.


     KCM and CMC have agreed to a reduction in the subadvisory fee rate that CMC pays to KCM. KCM has agreed to reduce the subadvisory fee to 0.85% of the Fund's net assets up to and including $50 million and 0.80% of such assets over $50 million. KCM has agreed to this reduction because its experience with the Fund's portfolio over the past three years has resulted in more efficiencies at KCM in managing the portfolio. The reduction in fee will not result in a reduction of portfolio management services from KCM to the Fund. Furthermore, KCM and CMC have agreed that the reduction in subadvisory fee will be retroactive to January 1, 1997 This means that KCM will reimburse CMC $50,404 for subadvisory services to the Fund for the period from January 1, 1997 to December 31, 1997.


     Since shareholders approved the all-in-one Management Fee in 1994, CMC has been paying the Fund's Ordinary Expenses. For the fiscal years ended on December 31, 1994, 1995 and 1996, the Management Fee was not adequate to both pay the Fund's Ordinary Expenses and compensate CMC. CMC believes that it is fair and reasonable under the terms of the all-in-one Management Fee that the reduction in the subadvisory fee not be accompanied by a concomitant reduction in the Management Fee and that the reimbursement payment by KCM be made to CMC to compensate CMC in part for its provision of management and administrative services to the Fund.

Trustees' Evaluation


     After consideration of all factors it considered relevant, the Trustees approved the reduction in the subadvisory fee without a concomitant decrease in the Management Fee and the reimbursement payment from KCM to CMC as fair and reasonable. The Trustees considered the following and other factors in their decision.


     The Trustees considered whether the Fund's shareholders would continue to pay a Management Fee that reasonably reflects the estimated costs of managing the Fund and paying its Ordinary Expenses for the coming year and considered CMC's representation that it believes the Management Fee is reasonable and that CMC does not intend to seek an increase in the Management Fee. The Trustees also considered whether the reduction in the rate of the subadvisory fee would result in a reduction in the amount and quality of services by either KCM or CMC. The Trustees took note of the representations of both KCM and CMC that no decrease in the amount or quality of services provided to the Fund would result if the rate of the subadvisory fee were reduced. The Trustees noted especially that an intended effect of the Management Fee was to provide some level of certainty to the shareholders that the Fund's total annual operating expenses would remain relatively predictable. The Trustees believe that this result is being achieved, especially since no increase in the Management Fee is proposed.

Trustees' Recommendation

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE TO RATIFY THE REDUCTION IN THE SUBADVISORY FEE AND THE REIMBURSEMENT TO CMC.

Required Vote


     Approval of this proposal requires an affirmative 1940 Act Majority Vote of the Small Cap Fund's outstanding shares. If the Fund's shareholders do not ratify the Board's actions, the Board of Trustees, will consider what action, if any, should be taken.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


Other Business

     As of the date of this Proxy Statement, the Trustees are not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, it is intended that the accompanying Proxy Card will be voted in accordance with the judgment of the persons named as proxies.

Proxies and Voting at the Meeting

     The enclosed proxy is revocable by a shareholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust's principal executive offices), by executing a superseding proxy or by attending the Meeting and voting in person. All valid proxies received prior to the Meeting (including any adjournment thereof) will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on the Proxy Card and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in each proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.

                  In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of Proposals 1 through 8 have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. Any adjournment will require the affirmative vote of a majority of the shares of the Trust (or the affected Fund) present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.

     A majority of the shares of the Trust outstanding and entitled to vote shall be a quorum for the transaction of business at the Meeting, but any lesser number shall be sufficient for adjournments. Abstentions will be treated as shares that are present and entitled to vote with respect to each proposal, but will not be counted as a vote in favor of a proposal. Accordingly, an abstention from voting on a proposal has the same effect as a vote against the proposal.

Manner and Cost of Proxy Solicitation

     In addition to the solicitation by use of the mails, certain officers and employees of CMC, none of whom will receive compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or fax. CMC will bear all of the costs associated with the Meeting, including the cost of solicitation.

Shareholder Proposals

     The Trust is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting of shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting.

Other Information

     The Trust is an affiliated person of Weeden Securities Corporation ("Weeden") During 1997, the Small Cap Fund engaged in securities transactions with Weeden in an aggregate amount of $1,395,813. Of the Fund's aggregate brokerage commissions in 1997, 2.52% were paid to Weeden.


               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.





January 12, 1998

                                                                      APPENDIX A





                       Number of Shares Outstanding As of
                                 the Record Date
                       ----------------------------------

     As of December 31, 1997 each Fund had the following number of shares outstanding:



                  Fund                         Shares Outstanding

Clearwater Growth Fund                           5,047,760.304

Clearwater Small Cap Fund                        2,679,103.840

Clearwater Growth Fund                                                APPENDIX B
Ownership of Trustees, Officers, Nominees and Other 5% Shareholders

                                                               Sole            Shared                         Spouse (Not
       Personal/Rev     Sole Voting     Shared Voting       Investment       Investment      Total Shares      Included)

FTW      63,703.848      63,703.848       658,927.770       63,703.848      745,993.785       809,697.633      15,930.678
              1.26%           1.26%            13.05%            1.26%           14.78%            16.04%           0.32%
PWP           0.000           0.000             0.000            0.000       87,066.015        87,066.015           0.000
                                                                                  1.72%             1.72%
RJP           0.000           0.000        66,211.993            0.000       66,211.993        66,211.993         941.187
                                                1.31%                             1.31%             1.31%           0.02%
SBCJR         0.000           0.000             0.000            0.000            0.000             0.000           0.000
SRDJR     4,779.204       4,779.204        92,198.576        4,779.204       92,198.576        96,977.780           0.000
              0.09%           0.09%             1.83%            0.09%            1.83%             1.92%
DCT           0.000           0.000        56,585.312            0.000      143,651.327       143,651.327           0.000
                                                1.12%                             2.85%             2.85%
WJD      33,754.251     187,715.875       530,053.288       33,754.251      653,797.039       804,835.178      36,666.258
              0.67%           3.72%            10.50%            0.67%           12.95%            15.94%           0.73%
DCW      27,140.908      27,140.908       239,789.753       27,140.908      239,789.753       266,930.661          N/A
              0.54%           0.54%             4.75%            0.54%            4.75%             5.29%
GHW           0.000           0.000     1,228,504.063            0.000    1,228,504.063     1,228,504.063      24,692.551
                                               24.34%                            24.34%            24.34%           0.49%
WTW      25,304.261      34,386.019     1,334,371.852       34,386.019    1,421,437.867     1,455,823.886      10,005.860
              0.50%           0.68%            26.43%            0.68%           28.16%            28.84%           0.20%
DMW*     27,989.978           0.000       461,817.218            0.000      461,817.218       461,817.218           0.000
              0.55%                             9.15%                             9.15%             9.15%
WSRIII      776.347      18,149.608       434,117.563       18,149.608      434,117.563       452,267.171           0.000
              0.02%           0.36%             8.60%            0.36%            8.60%             8.96%
CAW     153,764.424     153,764.424       451,530.152      153,764.424      451,530.152       605,294.576          N/A
              3.05%           3.05%             8.95%            3.05%            8.95%            11.99%
JWTJR         0.000     296,091.701         3,939.967      296,091.701        3,939.967       300,031.668           0.000
                              5.87%             0.08%            5.87%            0.08%             5.94%
WWW      24,692.551      24,692.551       528,359.736       24,692.551      528,359.736       553,052.287           0.000
              0.49%            .49%            10.47%            0.49%           10.47%            10.96%

       *Personal/Rev for DMW-shares held in his revocable trust where he has not reserved voting and investment powers.

      **332 Minnesota Street, Suite 2100, St. Paul, MN 55101-1394.

     ***1145 Broadway, Suite 1500, P.O. Box 1278, Tacoma, WA 98402.

Key
Trustees and Officers**                     Other 5% Holders

FTW         Frederick T. Weyerhaeuser       WJD         W. John Driscoll**                CAW         Charles A. Weyerhaeuser**
PWP         Philip W. Pascoe                DCW         David C. Weyerhaeuser**           JWTJR       John W. Titcomb, Jr.***
RJP         Robert J. Phares                GHW         George H. Weyerhaeuser***         WWW         Wendy W. Weyerhaeuser***
SBCJR       Samuel B. Carr, Jr.             WTW         William T. Weyerhaeuser***
SRDJR       Stanley R. Day, Jr.             DMW         David M. Weyerhaeuser***
DCT         Daniel C. Titcomb               WSRIII      Walter S. Rosenberry, III**

Clearwater Small Cap Fund                                             APPENDIX B
Ownership of Trustees, Officers, Nominees and Other 5% Shareholders

                                                               Sole             Shared
       Personal/Rev      Sole Voting     Shared Voting      Investment        Investment      Total Shares     Spouse (Not
                                                                                                                 Included)
FTW      49,730.565       49,730.565       561,971.299      49,730.565       611,573.303        61,303.868      16,547.714
              1.86%            1.86%            20.98%           1.86%            22.83%            24.68%           0.62%
PWP           0.000            0.000             0.000           0.000        49,602.004        49,602.004           0.000
                                                                                   1.85%             1.85%
RJP           0.000        1,109.350        56,235.182       1,109.350        56,235.182        57,344.532         155.290
                               0.04%             2.10%           0.04%             2.10%             2.14%           0.01%
SBCJR         0.000            0.000             0.000           0.000             0.000             0.000           0.000
SRDJR   119,535.878      119,535.878        85,308.904     119,535.878        85,308.904       204,844.782           0.000
              4.46%            4.46%             3.18%           4.46%             3.18%             7.65%
DCT       8,847.560        8,847.560        55,909.229       8,847.560       105,511.233       114,358.793           0.000
              0.33%            0.33%             2.09%           0.33%             3.94%             4.27%
WJD      20,762.407      195,952.295       129,676.971      20,762.407       294,225.455       375,231.270      50,093.988
              0.77%            7.31%             4.84%           0.77%            10.98%            14.01%           1.87%
DCW      17,256.610       17,256.610       308,864.510      17,256.610       308,864.510       326,121.120          N/A
              0.64%            0.64%            11.53%           0.64%            11.53%            12.17%
GHW           0.000            0.000       540,322.364           0.000       540,322.364       540,322.364           0.000
                                                20.17%                            20.17%            20.17%
WTW      24,996.546       27,180.155       456,289.145      27,180.155       505,891.149       533,071.304           0.000
              0.93%            1.01%            17.03%           1.01%            18.88%            19.90%
DMW           0.000            0.000       192,375.922           0.000       192,375.922       192,375.922           0.000
                                                 7.18%                             1.18%             7.18%
WSRIII        0.000        6,824.278       209,442.242       6,824.278       209,442.242       216,266.520           0.000
                               0.25%             7.82%           0.25%             7.82%             8.07%
CAW     115,061.812      115,061.812       116,357.047     115,061.812       116,357.047       231,418.859          N/A
              4.29%            4.29%             4.34%           4.29%             4.34%             8.64%
ERT      10,641.322       10,641.322       356,194.599      10,641.322       356,194.599       366,835.921           0.000
              0.40%            0.40%            13.30%           0.40%            13.30%            13.69%

     **332 Minnesota Street, Suite 2100, St. Paul, MN 55101-1394.
    ***1145 Broadway, Suite 1500, P.O. Box 1278, Tacoma, WA 98402.

Key
Trustees and Officers**                          Other 5% Holders

FTW         Frederick T. Weyerhaeuser            WJD         W. John Driscoll**             ERT         Edward R. Titcomb**
PWP         Philip W. Pascoe                     DCW         David C. Weyerhaeuser**
RJP         Robert J. Phares                     GHW         George H. Weyerhaeuser***
SBCJR       Samuel B. Carr, Jr.                  WTW         William T.Weyerhaeuser***
SRDJR       Stanley R. Day, Jr.                  DMW         David M. Weyerhaeuser***
DCT         Daniel C. Titcomb                    WSRIII      Walter S. Rosenberry, III**

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                           CLEARWATER INVESTMENT TRUST
                        2100 First National Bank Building
                           St. Paul, Minnesota, 55101

     AMENDED AND RESTATED DECLARATION OF TRUST made effective as of the 1st day of March, 1998 by the undersigned (together with all other persons from time to time duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof, the "Trustees");

     WHEREAS, pursuant to a declaration of trust executed and delivered on January 12, 1987 (the "Original Declaration"), the Trustees established a trust for the investment and reinvestment of funds contributed thereto:

     WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest, as provided therein;

     WHEREAS, the Trustees declared that all money and property contributed to the trust established thereunder be held and managed in trust for the benefit of the holders, from time to time, of the shares of beneficial interest issued thereunder and subject to the provisions thereof;

     WHEREAS, the Trustees desire to amend and restate the Original Declaration;

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the trustees of the trust, hereby amend and restate the Original Declaration as follows:

                                    ARTICLE I

                              NAME AND DEFINITIONS

     Section 1.1. Name. The name of the trust created hereby is Clearwater Investment Trust (the "Trust").

     Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings.

     (a) "Administrator" means the party, other than the Trust, to a contract described in Section 3.3 hereof.

     (b) "By-Laws" means the By-Laws referred to in Section 2.5 hereof, as from time to time amended.

     (c) "Class" means any division or Class of Shares within a Series or Fund, which Class is or has been established within such Series or Fund in accordance with the provisions of Article V.

     (d) "Commission" has the meaning given it in the 1940 Act.

     (e) "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
Section 17(f).

     (f) "Declaration" means this Declaration of Trust, as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

     (g) "Fund" or "Funds," individually or collectively, means the separate Series of Shares of the Trust, together with the assets and liabilities belonging and allocated thereto.

     (h) "His" shall include the feminine and neuter, as well as the masculine, genders.

     (i) The term "Interested Person" has the meaning specified in the 1940 Act subject, however, to such exceptions and exemptions as may be granted by the Commission in any rule, regulation or order.

     (j) "Investment Adviser" means the party, other than the Trust, to an agreement described in Section 3.2 hereof.

     (k) The "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time.

     (l) "Person" means and includes individuals, corporations, partnerships, trusts, associations, firms, joint ventures and other entities, whether or not legal entities,

as  well  as   governments,   instrumentalities,   and  agencies  and  political
subdivisions thereof, and quasi-governmental agencies and instrumentalities.

     (m) "Principal Underwriter" means the party, other than the Trust, to a contract described in Section 3.1 hereof.

     (n) "Prospectus" means the Prospectus and Statement of Additional Information included in the Registration Statement of the Trust under the Securities Act of 1933 as such Prospectus and Statement of Additional Information may be amended or supplemented and filed with the Commission from time to time.

     (o) "Series" individually or collectively means such separately managed component(s) or Fund(s) of the Trust (or, if the Trust shall have only one such component or Fund, then that one) as may be established and designated from time to time by the Trustees pursuant to Section 5.5 hereof.

     (p) "Shareholder" means a record owner of Outstanding Shares. A Shareholder of Shares of a Series shall be deemed to own a proportionate undivided beneficial interest in such Series equal to the number of Shares of each Series of which he is the record owner divided by the total number of Outstanding Shares of such Series. A Shareholder of Shares of a Class within a Series shall be deemed to own a proportionate undivided beneficial interest in such Class equal to the number of Shares of such Class of which he is the record owner divided by the total number of Outstanding Shares of such Class. As used herein the term "Shareholder" shall, when applicable to one or more Series or Funds or to one or more Classes thereof, refer to the record owners of Outstanding Shares of such Series, Fund or Funds or of such Class or Classes of Shares.

     (q) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series or of any Class within any Series (as the context may require) which may be established by the Trustees, and includes fractions of Shares as well as whole Shares. "Outstanding Shares" means those Shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

     (r) "Transfer Agent" means any Person other than the Trust, appointed by the Trustees pursuant to Section 3.5 hereof, who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

     (s) "Trust" means Clearwater Investment Trust. As used herein the term Trust shall, when applicable to one or more Series or Funds, refer to such Series or Funds.

     (t) The "Trustees" means the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who now serve or may from time to time be duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof and the By- Laws of the Trust, and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as Trustees hereunder.

     (u) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including any and all assets of or allocated to any Series or Class, as the context may require.

     (v) Except as such term may be otherwise defined by the Trustees in connection with any meeting or other action of Shareholders or in conjunction with the establishment of any Series or Class of Shares, the term "vote" when used in connection with an action of Shareholders shall include a vote taken at a meeting of Shareholders or the consent or consents of Shareholders taken without such a meeting.


                                   ARTICLE II

                                    TRUSTEES

     Section 2.1. Management of the Trust. The business and affairs of the Trust shall be managed by the Trustees and they shall have all powers and authority necessary, appropriate or desirable to perform that function. The number, term of office, manner of election, resignation, filling of vacancies and procedures with respect to meetings and actions of the Trustees shall be as prescribed in the By-Laws of the Trust.

     Section 2.2. General Powers. The Trustees in all instances shall act as principals for and on behalf of the Trust and the applicable Series thereof, and their acts shall bind the Trust and the applicable Series. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary, appropriate or desirable in connection with the management of the Trust. The Trustees shall not be bound or limited in any way by present or future laws, practices or customs in regards to trust investments or to other investments which may be made by fiduciaries, but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to promote, implement or accomplish the various objectives and interests of the Trust and of its Series of Shares. The Trustees shall have full power and authority to adopt such accounting and tax accounting practices as they consider appropriate for the Trust and for any Series or Class of Shares. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, and with such full powers of delegation as the Trustees may exercise from time to time. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things as they deem necessary, appropriate or desirable in order to promote or implement the interests of the Trust or of any Series or Class of Shares although such things are not herein specifically mentioned. Any determination as to what is in the best interests of the Trust or of any Series or Class of Shares made by the Trustees in good faith shall be conclusive and binding upon all Shareholders. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of plenary power and authority to the Trustees.

     The enumeration of any specific power in this Declaration shall not be construed as limiting the aforesaid general and plenary powers.

     Section 2.3. Investments. The Trustees shall have full power and authority:

     (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

     (b) To acquire or buy, and invest Trust Property in, own, hold for investment or otherwise, and to sell or otherwise dispose of, all types and kinds of securities including, but not limited to, stocks, profit-sharing interests or participations and all other contracts for or evidences of equity interests, bonds, debentures, warrants and rights to purchase securities, certificates of beneficial interest, bills, notes and all other contracts for or evidences of indebtedness, money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and other obligations, and all other negotiable and non-negotiable securities and instruments, however named or described, issued by corporations, trusts, associations or any other Persons, domestic or foreign, or issued or guaranteed by the United States of America or any agency or instrumentality thereof, by the government of any foreign country, by any State, territory or possession of the United States, by any political subdivision or agency or instrumentality of any State or foreign country, or by any other government or other governmental or quasi-governmental agency or instrumentality, domestic or foreign; to acquire and dispose of interests in domestic or foreign loans made by banks and other financial institutions; to deposit any assets of the Trust in any bank, trust company or banking institution or retain any such assets in domestic or foreign cash or currency; to purchase and sell gold and silver bullion, precious or strategic metals, coins and currency of all countries; to engage in "when issued" and delayed delivery transactions; to enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements; to employ all types and kinds of hedging techniques and investment management strategies; and to change the investments of the Trust and of each Series.

     (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any Trust Property or any of the foregoing securities, instruments or investments; to purchase and sell (or write) options on securities, currency, precious metals and other commodities, indices, futures contracts and other financial instruments and assets, and enter into closing and other transactions in connection therewith; to enter into all types of commodities contracts, including without limitation the purchase and sale of futures contracts on securities, currency, precious metals and other commodities, indices and other financial instruments and assets; to enter into forward foreign currency exchange contracts and other foreign exchange and currency transactions of all types and kinds; to enter into transactions in interest rate, currency and other swaps, swaptions, and interest rate caps, floors and collars; and to engage in all types and kinds of hedging and risk management transactions.

     (d) To exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Trust Property, including without limitation the right to vote thereon and otherwise act with respect thereto; and to do all acts and things for the preservation, protection, improvement and enhancement in value of all such securities and assets.

     (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, lease, develop and dispose of (by sale or otherwise) any type or kind of property, real or personal, including domestic or foreign currency, and any right or interest therein.

     (f) To borrow money and in this connection issue notes, commercial paper or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any part of the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person; and to send all or any part of the Trust Property to other Persons.

     (g) To aid, support or assist by further investment or other action any Person, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trust or any Series has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, securities and other obligations of any such Person.

     (h) To carry on any other business in connection with or incidental to any of the foregoing powers referred to in this Declaration, to do everything necessary, appropriate or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power referred to in this Declaration, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with such business or purposes, objects or powers.

     The foregoing clauses shall be construed both as objects and powers, and shall not be held to limit or restrict in any manner the general and plenary powers of the Trustees.

     Notwithstanding any other provision herein, the Trustees shall have full power in their discretion, without any requirement of approval by Shareholders, to invest part or all of the Trust Property (or part or all of the assets of any Fund), or to dispose of part or all of the Trust Property (or part or all of the assets of any Fund) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of New York or of any other state) which is classified as a partnership for federal income tax purposes.

     Section 2.4. Legal Title. Legal title to all the Trust Property shall be vested in the Trustees who from time to time shall be in office. The Trustees may hold any security or other Trust Property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, and may cause legal title to any security or other Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust or any Series, or in the name of a custodian, subcustodian, agent, securities depository, clearing agency, system for the central handling of securities or other book-entry system, or in the name of a nominee or nominees of the Trust or a Series, or in the name of a nominee or nominees of a custodian, subcustodian, agent, securities depository, clearing agent, system for the central handling of securities or other book-entry system, or in the name of any other Person as nominee. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees.

     Section 2.5. By-Laws. The Trustees shall have full power and authority to adopt By-Laws providing for the conduct of the business of the Trust and containing such other provisions as they deem necessary, appropriate or desirable, and to amend and repeal such By-Laws. Unless the By-Laws specifically require that Shareholders authorize or approve the amendment or repeal of a particular provision of the By- Laws, any provision of the By-Laws may be amended or repealed by the Trustees without Shareholder authorization or approval.

     Section 2.6. Distribution and Repurchase of Shares. The Trustees shall have full power and authority to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares. Shares may be sold for cash or property or other consideration whenever and in such amounts and manner as the Trustees deem desirable. The Trustees shall have full power to provide for the distribution of Shares either through one or more principal underwriters or by the Trust itself, or both. The Trustees shall have full power and authority to cause the Trust and any Series and Class of Shares to finance distribution activities in the manner described in Section 3.7, and to authorize the Trust, on behalf of one or more Series or Classes of Shares, to adopt or enter into one or more plans or arrangements whereby multiple Series and Classes of Shares may be issued and sold to various types of investors.

     Section 2.7. Advisory Board. The Trustees shall have full power and authority to establish advisory boards and to appoint members thereto. Any such advisory board shall have the duties assigned to it by the Trustees and shall be as set forth in the By-Laws. The Trustees may terminate any advisory board in their sole discretion.

     Section 2.8. Delegation. The Trustees shall have full power and authority to delegate from time to time to such of their number or to officers, advisory board members, employees or agents of the Trust or to other Persons the doing of such things and the execution of such agreements or other instruments either in the name of the Trust or any Series of the Trust or the names of the Trustees or otherwise as the Trustees may deem desirable or expedient.

     Section 2.9. Collection and Payment. The Trustees shall have full power and authority to collect all property due to the Trust; to pay all claims, including taxes, against the Trust or Trust Property; to prosecute, defend, compromise, settle or abandon any claims relating to the Trust or Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

     Section 2.10. Expenses. The Trustees shall have full power and authority to incur on behalf of the Trust or any Series or Class of Shares and pay any costs or expenses which the Trustees deem necessary, appropriate, desirable or incidental to carry out, implement or enhance the business or operations of the Trust or any Series thereof, and to pay compensation from the funds of the Trust to themselves as Trustees. The Trustees shall determine the compensation of all officers, employees and Trustees of the Trust. The Trustees shall have full power and authority to cause the Trust to charge all or any part of any cost, expense or expenditure (including without limitation any expense of selling or distributing Shares) or tax against the principal or capital of the Trust or any Series or Class of Shares, and to credit all or any part of the profit, income or receipt (including without limitation any deferred sales charge or fee, whether contingent or otherwise, paid or payable to the Trust or any Series or Class of Shares on any redemption or repurchase of Shares) to the principal or capital of the Trust or any Series or Class of Shares.

     Section 2.11. Manner of Acting. Except as otherwise provided herein or in the By-Laws, the Trustees and committees of the Trustees shall have full power and authority to act in any manner which they deem necessary, appropriate or desirable to carry out, implement or enhance the business or operations of the Trust or any Series thereof.

     Section 2.12. Miscellaneous Powers. The Trustees shall have full power and authority to: (a) distribute to Shareholders all or any part of the earnings or profits, surplus (including paid-in surplus), capital (including paid-in capital) or assets of the Trust or of any Series or Class of Shares, the amount of such distributions and the manner of payment thereof to be solely at the discretion of the Trustees; (b) employ, engage or contract with such Persons as the Trustees may deem desirable for the transaction of the business or operations of the Trust or any Series thereof; (c) enter into or cause the Trust or any Series thereof to enter into joint ventures, partnerships (whether as general partner, limited partner or otherwise) and any other combinations or associations; (d) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees or other Persons as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;
(e) purchase, and pay for out of Trust Property, insurance policies which may insure such of the Shareholders, Trustees, officers, employees, agents, investment advisers, administrators, principal underwriters, distributors or independent contractors of the Trust as the Trustees deem appropriate against loss or liability arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such loss or liability; (f) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (g) indemnify or reimburse any Person with whom the Trust or any Series thereof has dealings, including without limitation the Investment Adviser, Administrator, Principal Underwriter, Transfer Agent and financial service firms, to such extent as the Trustees shall determine; (h) guarantee the indebtedness or contractual obligations of other Persons; (i) determine and change the fiscal year of the Trust or any Series thereof and the methods by which its and their books, accounts and records shall be kept; and (j) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust or any Series thereof.

     Section 2.13. Litigation. The Trustees shall have full power and authority, in the name and on behalf of the Trust, to engage in and to prosecute, defend, compromise, settle, abandon, or adjust by arbitration or otherwise, any actions, suits, proceedings, disputes, claims and demands relating to the Trust, and out of the assets of the Trust or any Series thereof to pay or to satisfy any liabilities, losses, debts, claims or expenses (including without limitation attorneys' fees) incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any committee thereof, in the exercise of their or its good faith business judgment, to dismiss or terminate any action, suit, proceeding, dispute, claim or demand, derivative or otherwise brought by any Person, including a Shareholder in his own name or in the name of the Trust or any Series thereof, whether or not the Trust or any Series thereof or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust or any Series thereof. No Shareholder may bring any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, in the name of any Series of which the Shareholder does not hold Shares. The power of the Trustees, or any committee thereof, to dismiss or terminate any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any Person, as described in this Section 2.13, shall not be affected by any Trustee's service on one or more boards of directors or trustees of investment companies affiliated with the Trust.


                                   ARTICLE III

                                    CONTRACTS

     Section 3.1. Principal Underwriter. The Trustees may in their discretion from time to time authorize the Trust to enter into one or more exclusive or non-exclusive contracts providing for the sale of the Shares. Pursuant to any such contract the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine; and any such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

     Section 3.2. Investment Adviser. The Trustees may in their discretion from time to time authorize the Trust to enter into one or more investment advisory agreements with respect to one or more Series whereby the other party or parties to any such agreements shall undertake to furnish the Trust or such Series investment advisory and research facilities and services and such other facilities and services, if any, as the Trustees shall consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize the Investment Adviser, in its discretion and without any prior consultation with the Trust, to buy, sell, lend and otherwise trade and deal in any and all securities, commodity contracts and other investments and assets of the Trust and of each Series and to engage in and employ all types of transactions and strategies in connection therewith. Any such action taken pursuant to such agreement shall be deemed to have been authorized by all of the Trustees.

     The Trustees may also authorize the Trust to employ, or authorize the Investment Adviser to employ, one or more sub-investment advisers from time to time to perform such of the acts and services of the Investment Adviser and upon such terms and conditions as may be agreed upon between the Investment Adviser and such sub-investment adviser and approved by the Trustees.

     Section 3.3. Administrator. The Trustees may in their discretion from time to time authorize the Trust to enter into one or more administration agreements with respect to one or more Series or Classes, whereby the other party to such agreement shall undertake to furnish to the Trust or a Series or a Class thereof with such administrative facilities and services and such other facilities and services, if any, as the Trustees consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine.

     Section 3.4. Other Service Providers. The Trustees may in their discretion from time to time authorize the Trust to enter into one or more agreements with respect to one or more Series or Classes of Shares whereby the other party or parties to any such agreements will undertake to provide to the Trust or Series or Class or Shareholders or beneficial owners of Shares such services as the Trustees consider desirable and all upon such terms and conditions as the Trustees in their discretion may determine.

     Section 3.5. Transfer Agents. The Trustees may in their discretion from time to time appoint one or more transfer agents for the Trust or any Series thereof. Any contract with a transfer agent shall be on such terms and conditions as the Trustees may in their discretion determine.

     Section 3.6. Custodian. The Trustees may appoint a bank or trust company, having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least $1,000,000, or a company which is a member of a national securities exchange as defined in the Securities Exchange Act of 1934 as the principal custodian of the Trust (the "Custodian") with authority as its agent to hold cash and securities owned by the Trust and to release and deliver the same upon such terms and conditions as may be agreed upon between the Trust and the Custodian.

     Section 3.7. Plans of Distribution. The Trustees may in their discretion authorize the Trust, on behalf of one or more Series or Classes of Shares, to adopt or enter into a plan or plans of distribution and any related agreements whereby the Trust or Series or Class may finance directly or indirectly any activity which is primarily intended to result in sales of Shares or any distribution activity within the meaning of Rule 12b-1 (or any successor rule) under the 1940 Act. Such plan or plans of distribution and any related agreements may contain such terms and conditions as the Trustees may in their discretion determine, subject to the requirements of the 1940 Act and any other applicable rules and regulations.

     Section 3.8. Affiliations. The fact that:

     (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, creditor, director, officer, partner, trustee or employee of or has any interest in any Person or any parent or affiliate of any such Person, with which a contract or agreement of the character described in Sections 3.1, 3.2, 3.3, 3.4, 3.5 or 3.6 above has been or will be made or to which payments have been or will be made pursuant to a plan or related agreement described in
Section 3.7 above, or that any such Person, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

     (ii) any such Person also has similar contracts, agreements or plans with other investment companies (including, without limitation, the investment companies referred to in the last paragraph of Section 2.3) or organizations, or has other business activities or interests, shall not affect in any way the validity of any such contract, agreement or plan or disqualify any Shareholder, Trustee or officer of the Trust from authorizing, voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.


                                   ARTICLE IV

          LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

     Section 4.1. No Personal Liability of Shareholders, Trustees, Advisory Board Members, Officers and Employees. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust or any Series thereof. All Persons dealing or contracting with the Trustees as such or with the Trust or any Series thereof shall have recourse only to the Trust or such Series for the payment of their claims or for the payment or satisfaction of claims, obligations or liabilities arising out of such dealings or contracts. No Trustee, advisory board member, officer or employee of the Trust, whether past, present or future, shall be subject to any personal liability whatsoever to any such Person, and all such Persons shall look solely to the Trust Property, or to the assets of one or more specific Series of the Trust if the claim arises from the act, omission or other conduct of such Trustee, advisory board member, officer or employee with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series. If any Shareholder, Trustee, advisory board member, officer or employee, as such, of the Trust or any Series thereof, is made a party to any suit or proceeding to enforce any such liability of the Trust or any Series thereof, he shall not, on account thereof, be held to any personal liability.

     Section 4.2. Trustee's Good Faith Action; Advice of Others; No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any advisory board member, officer, agent, employee, consultant, investment adviser or other adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the records, books and accounts of the Trust and upon reports made to the Trustees by any advisory board member, officer, employee, agent, consultant, accountant, attorney, investment adviser or other adviser, principal underwriter, expert, professional firm or independent contractor. The Trustees as such shall not be required to give any bond, surety or other security for the performance of their duties. No provision of this Declaration shall protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 4.3. Indemnification. The Trustees may provide, whether in the By-Laws or by contract, vote or other action, for the indemnification by the Trust or by one or more Series thereof (if the claim arises from conduct with respect to only such Series) of the Shareholders, Trustees, advisory board members, officers and employees of the Trust and of such other Persons as the Trustees in the exercise of their discretion may deem appropriate or desirable. Any such indemnification may be mandatory or permissive, and may be insured against by policies maintained by the Trust.

     Section 4.4. No Duty of Investigation. No purchaser, lender or other Person dealing with the Trustees or any officer, employee or agent of the Trust or a Series thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust or a Series thereof. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust or a Series thereof under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property or the Trust Property of the applicable Series, and may contain any further recital which they may deem appropriate, but the omission of any such recital shall not operate to bind the Trustees or Shareholders individually.

     Section 4.5. Reliance on Records and Experts. Each Trustee, advisory board member, officer or employee of the Trust or a Series thereof shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or a Series thereof, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or a Series thereof by any Trustee or any of its officers or employees or by the Investment Adviser, the Administrator, the Custodian, the Principal Underwriter, Transfer Agent, accountants, appraisers or other experts, advisers, consultants or professionals selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust.


                                    ARTICLE V

                          SHARES OF BENEFICIAL INTEREST

     Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest without par value. The number of such Shares of beneficial interest authorized hereunder and the number of Shares of each Series or Class thereof that may be issued hereunder is unlimited. The Trustees shall have the exclusive authority without the requirement of Shareholder authorization or approval to establish and designate one or more Series of Shares and one or more Classes thereof as the Trustees deem necessary, appropriate or desirable. Each Share of any Series shall represent a beneficial interest only in the assets of that Series. Subject to the provisions of Section 5.5 hereof, the Trustees may also authorize the creation of additional Series of Shares (the proceeds of which may be invested in separate and independent investment portfolios) and additional Classes of Shares within any Series. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend or distribution in Shares or a split in Shares, shall be fully paid and nonassessable.

     Section 5.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business of the Trust are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust or of any Series nor can they be called upon to share or assume any losses of the Trust or of any Series or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may specifically determine with respect to any Series or Class of Shares.

     Section 5.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, limited liability company, corporation, bailment or any form of legal relationship other than a Massachusetts business trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or member of a joint stock association.

     Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time and without any authorization or vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem appropriate or desirable, except that only Shares previously contracted to be sold may be issued during any period when the right of redemption is suspended pursuant to Section 6.9 hereof, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and reissue and resell full and fractional Shares held in the treasury. The Trustees may from time to time divide or combine the Shares of the Trust or, if the Shares be divided into Series or Classes, of any Series or any Class thereof of the Trust, into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust or in the Trust Property allocated or belonging to such Series or Class. Contributions to the Trust or Series thereof may be accepted for, and Shares shall be redeemed as, whole
Shares and/or fractional Shares as the Trustees may in their discretion determine. The Trustees may authorize the issuance of certificates of beneficial interest to evidence the ownership of Shares. Shares held in the treasury shall not be voted nor shall such Shares be entitled to any dividends or other distributions declared with respect thereto.

     Section 5.5. Series and Class Designations. Without limiting the exclusive authority of the Trustees set forth in Section 5.1 to establish and designate any further Series or Classes, it is hereby confirmed that the Trust consists of the presently Outstanding Shares of the following Series: Clearwater Growth Fund and Clearwater Small Cap Fund (the "Existing Series"). The Shares of any Series and Classes thereof that may from time to time be established and designated by the Trustees shall be established and designated, and the variations in the relative rights and preferences as between the different Series and Classes shall be fixed and determined, by the Trustees (unless the Trustees otherwise determine with respect to Series or Classes at the time of establishing and designating the same); provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series or Classes thereof as to investment objective, policies and restrictions, sales charges, purchase prices, determination of net asset value, assets, liabilities, expenses, costs, charges and reserves belonging or allocated thereto, the price, terms and manner of redemption or repurchase, special and relative rights as to dividends and distributions and on liquidation, conversion rights, exchange rights, and voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Series or Classes as the context may require. As to any division of Shares of the Trust into Series or Classes, the following provisions shall be applicable:

          (i) The number of authorized Shares and the number of Shares of each Series or Class thereof that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more other Series or one or more other Classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other Series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series or Class reacquired by the Trust at their discretion from time to time.

          (ii) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable tax laws, and shall be so recorded on the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees or their delegate shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each such allocation by the Trustees or their delegate shall be conclusive and binding upon the Shareholders of all Series for all purposes. No holder of Shares of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

          (iii) Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees or their delegate to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The assets belonging to each particular Series shall be charged with the liabilities, expenses, costs, charges and reserves of the Trust so allocated to that Series and all liabilities, expenses, costs, charges and reserves attributable to that Series which are not readily identifiable as belonging to any particular Class thereof. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees or their delegate shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. The Trustees shall have full discretion to determine which items are capital; and each such determination shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities, expenses, costs, charges and reserves attributable to any other Series or Class thereof of the Trust. All Persons extending credit to, or contracting with or having any claim against a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim.

          (iv) Dividends and distributions on Shares of a particular Series or Class may be paid or credited in such manner and with such frequency as the Trustees may determine, to the holders of Shares of that Series or Class, from such of the earnings or profits, surplus (including paid-in surplus), capital (including paid-in capital) or assets belonging to that Series, as the Trustees may deem appropriate or desirable, after providing for actual and accrued liabilities, expenses, costs, charges and reserves belonging and allocated to that Series or Class. Such dividends and distributions may be paid daily or otherwise pursuant to the offering prospectus relating to the Shares or pursuant to a standing vote or votes of the Trustees adopted only once or from time to time or pursuant to other authorization or instruction of the Trustees. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class held by such Shareholders at the time of record established for the payment or crediting of such dividends or distributions.

          (v) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series or Class thereof shall be entitled to receive his pro rata Share of distributions of income and capital gains made with respect to such Series or Class net of liabilities, expenses, costs, charges and reserves belonging and allocated to such Series or Class. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series or Class thereof of the Trust, a Shareholder of such Series or Class thereof shall be entitled to receive a pro rata Share of the net assets of such Series based on the net asset value of his Shares. A Shareholder of a particular Series of the Trust shall not be entitled to commence or participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

          (vi) On any matter submitted to a vote of Shareholders, the Shares entitled to vote thereon and the manner in which such Shares shall be voted shall be as set forth in the By-Laws or proxy materials for the meeting or other solicitation materials or as otherwise determined by the Trustees, subject to any applicable requirements of the 1940 Act. The Trustees shall have full power and authority to call meetings of the Shareholders of a particular Class or Classes of Shares or of one or more particular Series of Shares, or otherwise call for the action of such Shareholders on any particular matter.

          (vii) Except as otherwise provided in this Article V, the Trustees shall have full power and authority to determine the designations, preferences, privileges, sales charges, purchase prices, assets, liabilities, expenses, costs, charges and reserves belonging or allocated thereto, limitations and rights, including without limitation voting, dividend, distribution and liquidation rights, of each Class and Series of Shares. Subject to any applicable requirements of the 1940 Act, the Trustees shall have the authority to provide that the Shares of one Class shall be automatically converted into Shares of another Class of the same Series or that the holders of Shares of any Series or Class shall have the right to convert or exchange such Shares into Shares of one or more other Series or Classes of Shares, all in accordance with such requirements, conditions and procedures as may be established by the Trustees.

          (viii) The establishment and designation of any Series or Class of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series or Class, or as otherwise provided in such instrument. The Trustees may by an instrument subsequently executed by a majority of their number amend, restate or rescind any prior instrument relating to the establishment and designation of any such Series or Class. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration in accordance with Section 8.4 hereof, and a copy of each such instrument shall be filed in accordance with Section 9.1 hereof.

     Section 5.6. Assent to Declaration of Trust and By-Laws. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to all the terms and provisions of this Declaration and of the By-Laws of the Trust.


                                   ARTICLE VI

                       REDEMPTION AND REPURCHASE OF SHARES

     Section 6.1. Redemption of Shares. (a) Shares of the Trust shall be redeemable, at such times and in such manner as may be permitted by the Trustees from time to time. The Trustees shall have full power and authority to vary and change the right of redemption applicable to the various Series and Classes of Shares established by the Trustees. Redeemed or repurchased Shares may be resold by the Trust. The Trust may require any Shareholder to pay a sales charge to the Trust, the Principal Underwriter or any other Person designated by the Trustees upon redemption or repurchase of Shares in such amount and upon such conditions as shall be determined from time to time by the Trustees.

     (b) The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trust may use for the purpose) deposited at such office or agency as may be designated from time to time for that purpose by the Trustees. The Trust may from time to time establish additional requirements, terms, conditions and procedures, not inconsistent with the 1940 Act, relating to the redemption of Shares.

     Section 6.2. Price. Shares shall be redeemed at a price based on their net asset value determined as set forth in Section 7.1 hereof as of such time as the Trustees shall prescribe. The amount of any sales charge or redemption fee payable upon redemption of Shares may be deducted from the proceeds of such redemption.

     Section 6.3. Payment. Payment of the redemption price of redeemed Shares shall be made in cash or in property to the Shareholder at such time and in the manner, not inconsistent with the 1940 Act, as may be specified from time to time in the then effective Prospectus relating to such Shares, subject to the provisions of Sections 6.4 and 6.9 hereof. Notwithstanding the foregoing, the Trust or its agent may withhold from such redemption proceeds any amount arising
(i) from a liability of the redeeming Shareholder to the Trust, or (ii) in connection with any federal or state tax withholding requirements.

     Section 6.4. Effect of Suspension of Determination of Net Asset Value. If, pursuant to Section 7.1 hereof, the Trust shall declare a suspension of the determination of net asset value with respect to Shares of the Trust or of any Series or Class thereof, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust or a Series shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice at the office or agency where his application or request for redemption was made, withdraw his application or request and withdraw any Share certificates on deposit.

     Section 6.5. Repurchase by Agreement. The Trust may repurchase Shares directly, or through the Principal Underwriter or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per share determined as of such time as the Trustees shall prescribe. The Trust may from time to time establish the requirements, terms, conditions and procedures relating to such repurchases, and the amount of any sales charge or repurchase fee payable on any repurchase of Shares may be deducted from the proceeds of such repurchase.

     Section 6.6. Redemption of Shareholder's Interest. The Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of one or more Series or Classes thereof held by any Shareholder if (a) the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Trustees or (b) the aggregate value of the assets of any Series or Class is less than the minimum amount determined by the Trustees to be the minimum for maintaining and operating the Series or Class as a viable economic entity.

     Section 6.7. Disclosure of Holding. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, or to comply with the requirements of any other taxing authority.

     Section 6.8. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also reduce the number of outstanding Shares of the Trust or of any Series or Class thereof pursuant to the provisions of
Section 7.3.

     Section 6.9. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust or a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust or a Fund fairly to determine the value of its net assets, or (iv) as the Commission may by order permit for the protection of security holders of the Trust. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in clauses (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his application or request for redemption or receive payment based on the net asset value existing after the termination of the suspension.


                                   ARTICLE VII

                           DETERMINATION OF NET ASSET
                       VALUE, NET INCOME AND DISTRIBUTIONS

     Section 7.1. Net Asset Value. The net asset value of each outstanding Share of the Trust or of each Series or Class thereof shall be determined on such days and at or as of such time or times as the Trustees may determine. Any reference in this Declaration to the time at which a determination of net asset value is made shall mean the time as of which the determination is made. The power and duty to determine net asset value may be delegated by the Trustees from time to time to the Investment Adviser, the Administrator, the Custodian, the Transfer Agent or such other Person or Persons as the Trustees may determine. The value of the assets of the Trust or any Series thereof shall be determined in a manner authorized by the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, amounts determined and declared as a dividend or distribution and all other items in the nature of liabilities which shall be deemed appropriate, as incurred by or allocated to the Trust or any Series or Class thereof. The resulting amount, which shall represent the total net assets of the Trust or Series or Class thereof, shall be divided by the number of Shares of the Trust or Series or Class thereof outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of the Shares of the Trust or Series or Class thereof. The Trust may declare a suspension of the determination of net asset value to the extent permitted by the 1940 Act. It shall not be a violation of any provision of this Declaration if Shares are sold, redeemed or repurchased by the Trust at a price other than one based on net asset value if the net asset value is affected by one or more errors inadvertently made in the pricing of portfolio securities or other investments or in accruing or allocating income, expenses, reserves or liabilities. No provision of this Declaration shall be construed to restrict or affect the right or ability of the Trust to employ or authorize the use of pricing services, appraisers or any other means, methods, procedures, or techniques in valuing the assets or calculating the liabilities of the Trust or any Series or Class thereof.

     Section 7.2. Dividends and Distributions. (a) The Trustees may from time to time distribute ratably among the Shareholders of the Trust or of a Series or Class thereof such proportion of the net earnings or profits, surplus (including paid-in surplus), capital (including paid-in capital), or assets of the Trust or such Series held by the Trustees as they may deem appropriate or desirable. Such distributions may be made in cash, additional Shares or property (including without limitation any type of obligations of the Trust or Series or Class or any assets thereof), and the Trustees may distribute ratably among the Shareholders of the Trust or Series or Class thereof additional Shares of the Trust or Series or Class thereof issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem appropriate or desirable. Such distributions may be among the Shareholders of the Trust or Series or Class thereof at the time of declaring a distribution or among the Shareholders of the Trust or Series or Class thereof at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time. The Trustees may always retain from the earnings or profits such amounts as they may deem appropriate or desirable to pay the expenses and liabilities of the Trust or a Series or Class thereof or to meet obligations of the Trust or a Series or Class thereof, together with such amounts as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business or operations of the Trust or such Series. The Trust may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or other distribution plans as the Trustees may deem appropriate or desirable. The Trustees may in their discretion determine that an account administration fee or other similar charge may be deducted directly from the income and other distributions paid on Shares to a Shareholder's account in any Series or Class.

     (b) The Trustees may prescribe, in their absolute discretion, such bases and times for determining the amounts for the declaration and payment of dividends and distributions as they may deem necessary, appropriate or desirable.

     (c) Inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of account, the above provisions shall be interpreted to give the Trustees full power and authority in their absolute discretion to distribute for any fiscal year as dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or a Series thereof to avoid or reduce liability for taxes.

     Section 7.3. Constant Net Asset Value; Reduction of Outstanding Shares. The Trustees may determine to maintain the net asset value per Share of any Series or Class at a designated constant amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that Series or Class as dividends payable in additional Shares of that Series or Class or in cash or in any combination thereof and for the handling of any losses attributable to that Series or Class. Such procedures may provide that, if, for any reason, the income of any such Series or Class determined at any time is a negative amount, the Trust may with respect to such Series or Class (i) offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) reduce the number of Outstanding Shares of such Series or Class by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative income, or (iii) cause to be recorded on the books of the Trust an asset account in the amount of such negative income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust with respect to such Series or Class and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of such Series or Class on the day such negative income is experienced, until such asset account is reduced to zero, or
(iv) combine the methods described in clauses (i), (ii) and (iii) of this sentence, in order to cause the net asset value per Share of such Series or Class to remain at a constant amount per Outstanding Share immediately after such determination and declaration. The Trust may also fail to declare a dividend out of income for the purpose of causing the net asset value of any such Share to be increased. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon all Shareholders. In the case of stock dividends or similar distributions received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

     Section 7.4. Power to Modify Foregoing Procedures. Notwithstanding any provisions contained in this Declaration, the Trustees may prescribe, in their absolute discretion, such other means, methods, procedures or techniques for determining the per Share net asset value of a Series or Class thereof or the income of the Series of Class thereof, or for the declaration and payment of dividends and distributions on any Series or Class of Shares.

                                  ARTICLE VIII

                       DURATION; TERMINATION OF TRUST OR A
                      SERIES OR CLASS; MERGERS; AMENDMENTS

     Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to terminate or annul the Trust or to revoke any existing agency or delegation of authority pursuant to the terms of this Declaration or of the By-Laws.

     Section 8.2. Termination of the Trust or a Series or a Class. (a) The Trust or any Series or Class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders of the Trust or the appropriate Series or Class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Shares of the Trust or a Series or Class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a Series or Class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to Shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a Series or a Class thereof is not in the best interest of the Trust, such Series or Class or of their respective Shareholders. Such determination may (but need not) be based on factors or events adversely affecting the ability of the Trust, such Series or Class to conduct its business and operations in an economically viable manner. Such factors and events may include (but are not limited to) the inability of a Series or Class or the Trust to maintain its assets at an appropriate size, changes in laws or regulations governing the Series or Class or the Trust or affecting assets of the type in which such Series or Class or the Trust invests, or political, social, legal or economic developments or trends having an adverse impact on the business or operations of such Series or Class or the Trust. Upon the termination of the Trust or the Series or Class,

          (i) The Trust, Series or Class shall carry on no business except for the purpose of winding up its affairs.

          (ii) The Trustees shall proceed to wind up the affairs of the Trust, Series or Class and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust, Series or Class shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, Series or Class, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or assets allocated or belonging to such Series or Class to one or more persons at public or private sale for the consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business.

          (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or in any combination thereof, among the Shareholders of the Trust or the Series or Class according to their respective rights.

     (b) After termination of the Trust, Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Massachusetts Secretary of State an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.

     Section 8.3. Merger, Consolidation or Sale of Assets of a Series. A particular Series may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of its property, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Trustees and without any authorization, vote or consent of the Shareholders; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. The Trustees may also at any time sell and convert into money all the assets of a particular Series. Upon making provision for the payment of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the particular Series, the Trustees shall distribute the remaining assets of such Series among the Shareholders of such Series according to their respective rights. Upon completion of the distribution of the remaining proceeds or the remaining assets, the Series shall terminate and the Trustees shall take the action provided in Section 8.2(b) hereof and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to such

Series, and the rights and interests of all Shareholders of the terminated Series shall thereupon cease.

     Section 8.4. Amendments.

     (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of a majority of the Shares outstanding and entitled to vote.

     (b) This Declaration may be amended by a vote of a majority of Trustees, without approval or consent of the Shareholders, except that no amendment can be made by the Trustees to impair any voting or other rights of shareholders prescribed by Federal or state law. Without limiting the foregoing, the Trustees may amend this Declaration without the approval or consent of Shareholders (i) to change the name of the Trust or any Series; (ii) to add to their duties or obligations or surrender any rights or powers granted to them herein; (iii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Declaration which will not be inconsistent with the provisions of this Declaration; and (iv) to eliminate or modify any provision of this Declaration which (a) incorporates, memorializes or sets forth an existing requirement imposed by or under any Federal or state statute or any rule, regulation or interpretation thereof or thereunder or (b) any rule, regulation, interpretation or guideline of any Federal or state agency, now or hereafter in effect, including without limitation, requirements set forth in the 1940 Act and the rules and regulations thereunder (and interpretations thereof), to the extent any change in applicable law liberalizes, eliminates or modifies any such requirements, but the Trustees shall not be liable for failure to do so.

     (c) The Trustees may also amend this Declaration without the approval or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable Federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, or if requested or required to do so by any Federal agency, but the Trustees shall not be liable for failing so to do.

     (d) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

     (e) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees or by the Shareholders as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.




                                   ARTICLE IX

                                  MISCELLANEOUS

     Section 9.1. Filing of Copies, References, Headings and Counterparts. The original or a copy of this instrument, of any amendment hereto and of each declaration of trust supplemental hereto, shall be kept at the office of the Trust. A copy of this instrument, or any amendment hereto, and of each supplemental declaration of trust shall be filed with the Massachusetts Secretary of State and with any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by a Trustee or an officer of the Trust as to whether or not any such amendments or supplemental declarations of trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by a Trustee or an officer of the Trust to be a copy of this instrument or of any such amendment hereto or supplemental declaration of trust.

     In this instrument or in any such amendment or supplemental declaration of trust, references to this instrument, and all expressions such as "herein", "hereof", and "hereunder", shall be deemed to refer to this instrument as amended or affected by any such supplemental declaration of trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument shall be executed in any number of counterparts each of which shall be deemed an original, but such counterparts shall constitute one instrument. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees then in office and filed with the Massachusetts Secretary of State. A restated Declaration shall, upon execution, be conclusive evidence of all amendments and supplemental declarations contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.

     Section 9.2. Applicable Law. The Trust set forth in this instrument is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth.

The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

     Section 9.3. Provisions in Conflict with Law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of legal counsel, that any of such provisions is in conflict with the 1940 Act, the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

     IN WITNESS WHEREOF, the undersigned, being all of the current Trustees of the Trust, have executed this instrument this 1st day of March, 1998.


                             [Trustees will execute]

                                                                       EXHIBIT B



                                             AMENDMENTS TO FUNDAMENTAL
                                              INVESTMENT RESTRICTIONS


           The following table sets forth the Funds' current fundamental restrictions and as proposed to be amended.

             Current Fundamental Restrictions                                Amended Restrictions
Each Fund may not:                                         Each Fund may not:

(1)      invest more than 5% of its assets in              (1)      No change recommended.
         commodities or commodity
         contracts, except that each Fund may
         invest without regard to the 5%
         limitation in interest rate futures
         contracts, options on securities,
         securities indices, currency and other
         financial instruments, futures
         contracts on securities, securities
         indices, currency and other financial
         instruments, options on such futures
         contracts, forward commitments,
         securities index put and call
         warrants and repurchase agreements
         entered into in accordance with the
         Fund's investment policies;

(2)      underwrite any issue of securities;               (2)      No change recommended.








                                     B-1



           Current Fundamental Restrictions                                Amended Restrictions

(3)      make loans in an aggregate amount                 (3)      make loans to any person except by
         in excess of 10% of the value of the                       (a) the acquisition of debt securities
         Fund's total assets, taken at the time                     and making portfolio investments,
         any loan is made; provided, that (i)                       (b) entering into repurchase
         the purchase of debt securities                            agreements, or (c) lending portfolio
         pursuant to such Fund's investment                         securities;
         objectives shall not be deemed loans
         for the purposes of this restriction,
         (ii) loans of portfolio securities from
         time to time as described in the then
         effective Prospectus and/or
         Statement of Additional Information
         of the Funds shall be made only in
         accordance with the terms and
         conditions therein set forth and (iii)
         in seeking a return on temporarily
         available cash, the Fund may engage
         in repurchase transactions maturing
         in one week or less and involving
         obligations of the U.S. Government,
         its agencies or instrumentalities (i.e.,
         U.S. Government Securities);

            Current Fundamental Restrictions                                Amended Restrictions

(4)      sell securities short, except to the              (4)      This fundamental investment
         extent that the Fund                                       restriction will be reclassified as non-
         contemporaneously owns or has the                          fundamental.  No other change
         right to acquire at no additional cost                     recommended.
         securities identical to those sold
         short;

(5)      purchase securities on margin,                    (5)      No change recommended.
         except for short-term credit
         necessary for clearance of portfolio
         transactions;

(6)      borrow money, except that, as a                   (6)      borrow money or issue senior
         temporary measure for extraordinary                        securities, except as permitted by the
         or emergency purposes and not for                          Investment Company Act of 1940;
         investment purposes, the Fund may
         borrow up to 5% of the value of its
         total assets at the time of the
         borrowing;

                                    B-2



           Current Fundamental Restrictions                                Amended Restrictions


             Current Fundamental Restrictions                                Amended Restrictions
(7)      mortgage, pledge, or hypothecate                  (7)      No similar restriction.  This restriction
         any of its assets;                                         was required by state securities
                                                                    administrators and is no longer
                                                                    required because of the preemption
                                                                    of state regulation of mutual funds
                                                                    by Congress.  Each Fund's activities
                                                                    relating to borrowing are subject to
                                                                    the limits of fundamental restriction
                                                                    no. 6.

(8)      invest more than 25% of its total                 (8)      invest more than 25% of its total
         assets in securities of issuers in any                     assets in securities of issuers in any
         one industry, except that this                             one industry except that this
         limitation does not apply to                               limitation does not apply to (i)
         obligations of the U.S. Government                         obligations of the U.S. Government
         or any of its agencies or                                  or any of its agencies or
         instrumentalities (i.e., U.S.                              instrumentalities (i.e., U.S.
         Government Securities).                                    Government Securities), or (ii)
                                                                    Clearwater Growth Fund to the
                                                                    extent that the adviser or subadviser
                                                                    determines that investment without
                                                                    regard to the stated limits is
                                                                    necessary in order to pursue
                                                                    Clearwater Growth Fund's policy of
                                                                    tracking the Russell 1000 Index or
                                                                    any substitute index.


(9)      with respect to 75% of its total                  (9)      No change recommended.
         assets, purchase any security (other
         than U.S. Government Securities) if,
         immediately after and as a result of
         such purchase, (a) more than 5% of
         the value of the Fund's total assets
         would be invested in securities of
         the issuer or (b) the Fund would
         hold more than 10% of the voting
         securities of the issuer.


                                                                       EXHIBIT C





                               MANAGEMENT CONTRACT

     AGREEMENT made as of the 1st day of March, 1998, by and between CLEARWATER INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), and CLEARWATER MANAGEMENT CO., INC., a Minnesota corporation (the "Manager").

                                   WITNESSETH:

     WHEREAS, the Trust desires to utilize the services of the Manager as the manager for the Trust and of the existing series of the Trust, Clearwater Growth Fund and Clearwater Small Cap Fund (each a "Fund"), and any further series of the Trust as may be set forth on Appendix A hereto; and

     WHEREAS, the Manager is willing to perform such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, it is agreed as follows:

1.   The Manager's Services.

     a. Subject always to the supervision of the Trustees of the Trust and the investment policies and restrictions applicable to each Fund as set forth in the registration statement of the Trust filed with the Securities and Exchange Commission (the "SEC"), the Manager is hereby authorized and directed and hereby agrees to develop, recommend and implement such investment programs and strategies for the Funds as may from time to time in the circumstances appear most appropriate to the achievement of the respective investment objectives of the Funds as stated in the aforesaid registration statement, to provide research and analysis relative to the investment program and investments of each Fund, to determine what securities should be purchased and sold and what portion of the assets of each Fund should be held in cash or cash equivalents or other assets and to monitor on a continuing basis the performance of the portfolio securities of the Fund. In addition, the Manager will place orders for the purchase and sale of securities and will advise the custodian for each Fund on a prompt basis of each purchase and sale of a portfolio security for such Fund specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer. From time to time as the Trustees of the Trust may reasonably request, the Manager will furnish to the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on issues of securities held in each Fund, all in such detail as any such Trustee may reasonably request. The Manager will also inform the Trust's officers and Trustees on a current basis of changes in investment strategy or tactics. The Manager will make its officers and employees available to meet with the Trust's officers and Trustees at least quarterly on due notice to review the investments and investment program of each Fund in the light of current and prospective economic and market conditions. In the performance of its duties hereunder, the Manager will comply with the provisions of the Declaration of Trust and By-laws of the Trust, each as amended from time to time, and will use its best efforts to safeguard and promote the welfare of the Trust and to comply with other policies which the Trustees may from time to time adopt and shall exercise the same care and diligence expected of the Trustees.

     b. Except as otherwise provided herein, the Manager, at its own expense, shall furnish the Trust with office space in the offices of the Manager or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the affairs and investments of the Funds, and shall arrange, if desired by the Trust, for members of the Manager's organization to serve as officers or agents of the Trust.

     c. The Manager shall pay directly or reimburse the Trust for all expenses not hereinafter specifically assumed by the Trust or a Fund. The Trust on behalf of each Fund will pay commissions and other direct charges relating to the purchase and sale of portfolio securities and other assets, taxes, interest and extraordinary expenses, including without limitation litigation expenses.

     d. It shall be the duty of the Manager to furnish to the Trustees of the Trust such information as may reasonably be necessary in order for the Trustees to evaluate this Contract or any proposed amendments hereto for the purposes of casting a vote pursuant to Sections 5 or 7 hereof.

     e. In the performance of its duties hereunder, the Manager is and shall be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     2. Subadvisers. It is understood that the Manager may employ one or more subinvestment advisers (each a "Subadviser") to provide investment advisory services to the Funds by entering into a written agreement with each such Subadviser; provided, that any such agreement first shall be approved on behalf of the respective Fund in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), as such requirements are modified by rule, regulation, interpretation or order of the SEC. The authority given to the Manager in Sections 1 through 7 hereof may be delegated by it under any such agreement; provided, that any Subadviser shall be subject to the same restrictions and limitations on investments and brokerage discretion as the Manager. The Trust agrees that the Manager shall not be accountable to the Trust or either Fund or either Fund's shareholders for any loss or other liability relating to specific investments directed by any Subadviser, even though the Manager retains the right to reverse any such investment, because, in the event a Subadviser is retained, the Trust and the Manager will rely almost exclusively on the expertise of such Subadviser for the selection and monitoring of specific investments.

     3. Other Agreements, etc. It is understood that any of the shareholders, trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, any interested person (as defined in the 1940 Act) of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager, and that the Manager, any such interested person or any such organization may have an interest in the Trust. It is also understood that the Trust and the Manager may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and business; provided, that the Manager shall not undertake any seriously conflicting duties or loyalties which would affect its prior fiduciary duty to the Trust.

4.   Manager's Compensation.

     a. The Trust on behalf of Clearwater Growth Fund ("Growth Fund") shall pay to the Manager, as compensation for the Manager's services to the Growth Fund and as reimbursement to the Manager for the payment of the Growth Fund's expenses, a fee at the annual rate of 0.45% of the Growth Fund's average daily net assets. The management fee payable by the Growth Fund hereunder shall be calculated and accrued daily as a percentage of such Fund's average daily net assets and shall be payable quarterly after the end of each calendar quarter on or before the 15th day of January, April, July and October with respect to the preceding quarter. In the event of termination of this Contract with respect to the Growth Fund, the fee provided for in this paragraph shall be computed on the basis of the period ending on the last business day on which this Contract is in effect subject to a pro rata adjustment based on the number of days elapsed in the current quarter as a percentage of the total number of days in such quarter.

     b. The Trust on behalf of Clearwater Small Cap Fund ("Small Cap Fund") shall pay to the Manager, as compensation for the Manager's services to the Small Cap Fund and as reimbursement to the Manager for the payment of the Small Cap Fund's expenses, a fee at the annual rate of 1.35% of the Small Cap Fund's average daily net assets. The management fee payable by the Small Cap Fund hereunder shall be calculated and accrued daily as a percentage of such Fund's average daily net assets and shall be payable quarterly after the end of each calendar quarter on or before the 15th day of January, April, July and October with respect to the preceding quarter. In the event of termination of this Contract with respect to the Small Cap Fund, the fee provided for in this paragraph shall be computed on the basis of the period ending on the last business day on which this Contract is in effect subject to a pro rata adjustment based on the number of days elapsed in the current quarter as a percentage of the total number of days in such quarter.

     c. The method of determining the net assets of each Fund for purposes of calculating the fee payable to the Manager hereunder shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of shares of the Fund. If this Contract shall be effective for only a portion of a calendar quarter with respect to a Fund, the applicable fee shall be prorated for that portion of such calendar quarter during which this Contract is in effect.

     d. The Manager may from time to time agree not to impose all or a portion of its fee with respect to either Fund otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse such Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Manager. Any such fee reduction or undertaking may be discontinued or modified by the Manager at any time.

     5. Assignment and Amendment. This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act); provided, that such termination shall not relieve either party of any liability incurred hereunder. The terms of this Contract shall not be changed unless such change is approved in accordance with the requirements of the 1940 Act, as such requirements are modified by rule, regulation, interpretation or order of the SEC.

6.   Avoidance of Inconsistent Position.

     a. In connection with purchases and sales of portfolio securities for the account of each Fund, neither the Manager nor any of its Directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act. The Manager shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek for each Fund the most favorable execution and net price available except as described herein. It is understood that it is desirable for each Fund that the Manager have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the

Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with the Manager's services (or its affiliates' services) to other clients.

     b. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

     7. Effective Period and Termination of this Contract.

     a. This Contract shall become effective on the date hereof and shall remain in full force and effect as to each Fund until two years from the date set forth above and from year to year thereafter, but only so long as its continuance is approved in accordance with the requirements of the 1940 Act, as such requirements are modified by rule, regulation, interpretation or order of the SEC, subject to the respective rights of the Trust and the Manager to terminate this contract as provided in paragraphs (b) and (c) hereof.

     b. The Trust may at any time and without penalty terminate this Contract as to any Fund or as to the Trust as a whole by not more than sixty (60) days' nor less than thirty (30) days' written notice given to the Manager; or

     c. The Manager may at any time and without penalty terminate this Contract as to any Fund or as to the Trust as a whole by not less than one hundred twenty
(120) days' written notice given to the Trust.

     8. Complete Agreement. This Contract states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with Section 5 hereof and the applicable requirements of the 1940 Act as such requirements are modified by rule, regulation, interpretation or order of the SEC.

     9. Nonliability of the Manager. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, to any shareholder of the Trust, or to any person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder. Nothing herein, however, shall derogate from the Manager's obligations under applicable federal and state securities laws.

     10. Limitation of Liability of the Trustees, Officers and Shareholders. A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument with respect to a Fund or to the Trust in general are not binding upon any of the Trustees, officers or shareholders of the Trust but are binding only upon the assets and property of that Fund or of the Trust, as the case may be.

     11. Notices. Any notice, instruction, request or other communications required or contemplated by this Contract shall be in writing and shall be duly given when deposited by first-class mail, postage prepaid, or consigned to a nationally recognized overnight delivery service addressed to (or delivered by hand with confirmation to) the Trust or the Manager at the applicable address set forth below:

                If to Trust:

                Clearwater Investment Trust
                332 Minnesota Street, Suite 2100
                St. Paul, Minnesota 55101

                If to Manager:

                Clearwater Management Co., Inc.
                332 Minnesota Street, Suite 2100
                St. Paul, Minnesota 55101

     12. Disclosure Statement. The Trust acknowledges receipt of the Manager's written disclosure statement required by Rule 204-3 under the Investment
Advisers Act of 1940 not less than 48 hours prior to entering into this Contract.

     13. Governing Law. This Contract and all performance hereunder shall be governed by, interpreted, construed and enforced in accordance with the laws of the State of Minnesota.

     14. Severability. Any term or provision of this Contract which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Contract or affecting the validity or enforceability of any of the terms or provisions of this Contract in any other jurisdiction.

     15.   Counterparts.   This   Contract  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their duly authorized officers and as of the day and year first written above.

                             CLEARWATER INVESTMENT TRUST



                             By:
                             Name:
                             Title:




                             CLEARWATER MANAGEMENT CO., INC.



                             By:
                             Name:
                             Title:

                                                                       EXHIBIT D


                              SUBADVISORY CONTRACT


     AGREEMENT made as of the 1st day of November 1997, by and among CLEARWATER INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), CLEARWATER MANAGEMENT CO., INC., a Minnesota corporation (the "Manager"), and PARAMETRIC PORTFOLIO ASSOCIATES (the "Subadviser").


                              W I T N E S S E T H:

     WHEREAS, the Manager desires to utilize the services of the Subadviser as financial counsel with respect to the Clearwater Growth Fund (the "Fund"), a separate series of the Trust; and

     WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits herein contained, it is agreed as follows:

     1. The Subadviser's Services. The Subadviser will serve the Manager as financial counsel with respect to the Fund which is under the management of the Manager pursuant to the Management Contract dated May 1, 1994 between the Manager and the Trust. Subject to the supervision of the Manager, the investment policies and restrictions applicable to the Fund as set forth in the registration statement of the Trust filed with the Securities and Exchange Commission and such resolutions as from time to time may be adopted by the Trust's Trustees and furnished to the Subadviser, the Subadviser is hereby authorized and directed and hereby agrees to develop, recommend and implement such investment program and strategy for the Fund as may from time to time in the circumstances appear most appropriate to the achievement of the investment objectives of the Fund as stated in the aforesaid registration statement, to provide research and analysis relative to the investment program and investments of the Fund, to determine what securities should be purchased and sold and what portion of the assets of the Fund should be held in cash or cash equivalents or other assets and to monitor on a continuing basis the performance of the portfolio securities of the Fund. In addition, the Subadviser will place orders for the purchase and sale of portfolio securities and will advise the Manager and the custodian for the Fund on a prompt basis of each purchase and sale of a portfolio security specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer. From time to time as the Trustees of the Trust or the Manager may reasonably request, the Subadviser will furnish to the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on issues of securities held by the Fund, all in such detail as any such Trustee or the Manager may reasonably request. The Subadviser also will inform the Trust's officers and Trustees on a current basis of changes in investment strategy or tactics. The Subadviser will make its officers and employees available to meet with the Trust's officers and Trustees and the Manager's officers and Directors at least quarterly on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.

     2. Avoidance of Inconsistent Position.

     (a) In connection with purchases and sales of portfolio securities for the account of the Fund, the Subadviser will not act as a principal or agent or receive any commission except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). The Subadviser shall arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers selected by the Subadviser. In the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times to seek for the Fund the most favorable execution and net price available except as otherwise described herein. It is understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers consistent with the requirements of Section 28(e) of the Securities Exchange Act of 1934, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services (and the services of the Subadviser's affiliates) to other clients.

         (b) On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

     3. Other Agreements, etc. It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the Subadviser, any interested person (as defined in the 1940 Act) of the Subadviser, any organization in which the Subadviser may have an interest or any organization which may have an interest in the Subadviser and that the Subadviser, any such interested person or any such organization may have an interest in the Trust. It is also understood that the Subadviser, the Manager and the Trust may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for the Trust is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser shall make such purchases or sales on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

     4. Subadviser's Compensation. The Manager shall pay to the Subadviser for its services hereunder a fee at the annual rate of 0.15% of the Fund's net assets under the Subadviser's management. Such fee shall be calculated and accrued on a monthly basis as a percentage of the Fund's month end net assets under the Subadviser's management, and shall be payable quarterly after the end of each calendar quarter on or before the 15th day of January, April, July and October of each year with respect to the preceding quarter. If this Contract shall be effective for only a portion of a calendar quarter, the aforesaid fee shall be prorated for that portion of such calendar quarter during which this Contract is in effect.

     5. Assignment and Amendment. This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or in the event of the termination of the Management Contract between the Trust and the Manager insofar as it applies to the Fund; provided, that such termination shall not relieve either party of any liability incurred hereunder. The terms of this Contract shall not be changed unless such change is approved in accordance with the requirements of the 1940 Act, and as such requirements may be modified by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

     6. Effective Period and Termination of this Contract.

     (a) This Contract shall become effective on the date hereof and shall remain in full force and effect until two years from the date hereof and from year to year thereafter, but only so long as its continuance is approved annually in accordance with the requirements of the 1940 Act, and as such requirements may be modified by rule, regulation or order of the SEC, subject to the respective rights of the Trust, the Manager and the Subadviser to terminate this Contract as provided in paragraphs (b) and (c) hereof.

     (b) The Trust or the Manager may at any time terminate this Contract by not more than sixty (60) days' nor less than thirty (30) days' written notice given to the Subadviser.

     (c) The Subadviser may at any time terminate this Contract by not less than one hundred twenty (120) days' written notice given to the Trust and the Manager.

     7. Complete Agreement. This Contract states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with Section 5 hereof and the applicable requirements of the 1940 Act.

     8. Nonliability of the Subadviser. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or of reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager or the Trust, to any shareholder of the Fund, or to any person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder. Nothing herein, however, shall derogate from the Subadviser's obligations under applicable federal and state securities laws.

     9. Limitation of Liability of the Trustees, Officers and Shareholders. A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Contract is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations under this Contract are not binding upon any of the Trustees, officers or shareholders of the Trust but are binding only upon the assets and property of the Fund.

     10. Notices. Any notice, instruction, request or other communications required or contemplated by this Contract shall be in writing and shall be duly given when deposited by first class mail, postage prepaid, addressed to (or delivered by hand with confirmation to) the Trust, the Manager or the Subadviser at the applicable address set forth below:

                  If to Subadviser:

                           Parametric Portfolio Associates
                           701 Fifth Avenue
                           Suite 7310
                           Seattle, Washington  98104-7090

                  If to Trust:

                           Clearwater Investment Trust
                           2100 First National Bank Building
                           St. Paul, Minnesota 55101

                  If to Manager:

                           Clearwater Management Co., Inc.
                           2100 First National Bank Building
                           St. Paul, Minnesota 55101

     11. Disclosure Statement. The Manager and the Trust acknowledge receipt of the Subadviser's written disclosure statement required by Rule 204-3 under the Investment Advisers Act of 1940 not less than 48 hours prior to entering into this Contract.

     12. Governing Law. This Contract and all performance hereunder shall be governed by, interpreted, construed and enforced in accordance with the laws of the State of Minnesota.

     13. Any term or provision of this Contract which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Contract or affecting the validity or enforceability of any of the terms or provisions of this Contract in any other jurisdiction.

         14. This Contract may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their duly authorized officers and as of the day and year first written above.






                                   CLEARWATER INVESTMENT TRUST



                                   By:    /s/Frederick T. Weyerhaeuser
                                   Name:  Frederick T. Weyerhaeuser
                                   Title: Chairman



                                   CLEARWATER MANAGEMENT CO., INC.



                                   By:    /s/Philip W. Pascoe
                                   Name:  Philip W. Pascoe
                                   Title: Chairman


                                   PARAMETRIC PORTFOLIO ASSOCIATES



                                   By:    /s/David M. Stein
                                   Name:  David M. Stein
                                   Title: Managing Director

                           CLEARWATER INVESTMENT TRUST
                        332 Minnesota Street, Suite 2100
                            St. Paul, Minnesota 55101


This proxy is solicited on behalf of the Board of Trustees of Clearwater Investment Trust (the "Trust") for the Special Meeting of Shareholders (the "Meeting"). The undersigned hereby appoints Frederick T. Weyerhaeuser and Daniel
C. Titcomb and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Clearwater Investment Trust (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Clearwater Investment Trust, 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101 on February 24, 1998, at 9:00 a.m., Central time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement and hereby instructs the attorneys and proxies to vote the shares as indicated on this Proxy Card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.


PLEASE SIGN AND DATE THE PROXY CARD AND RETURN IT WITH YOUR VOTE IN THE ENCLOSED ENVELOPE.


Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR all Proposals. Please refer to the Proxy Statement for a discussion of the Proposals.


       PLEASE MARK VOTES                       For    Withheld   For All Except
|X|  AS IN THIS EXAMPLE

1.       Elect two Trustees.                   | |     | |        | |


         INSTRUCTION:  To withhold
         authority to vote for an individual
         nominee, strike a line through his
         name below:
         Philip W. Pascoe
         Samuel B. Carr, Jr.
                                               For    Against    Abstain
2.       Ratify the selection of KPMG Peat     | |     | |        | |
         Marwick LLP as the independent
         public accountants of the Trust for
         the fiscal year ending December 31,
         1998.
3.       Approve the amendment and             | |     | |        | |
         restatement of the Trust's
         Declaration of Trust.
4.       Approve reclassification of the       | |     | |        | |
         Fund's investment objective from
         fundamental to non-fundamental

                                               For    Against    Abstain
5a.      Approve amendment of investment       | |     | |        | |
         policy on loaning portfolio
         securities.
5b.      Approve amendment of investment       | |     | |        | |
         policy on borrowing money.
5c.      Approve amendment of investment       | |     | |        | |
         policy on concentration of
         investments: Clearwater Growth
         Fund only.
5d.      Approve deletion of investment        | |     | |        | |
         policy concerning pledging,
         mortgaging and hypothecation of
         assets.
5e.      Approve reclassification of           | |     | |        | |
         investment policy concerning short
         sales.

6.       Approve new management contract       | |     | |        | |
         between the Trust and Clearwater
         Management Co., Inc.
7.       Approve subadvisory contract with     | |     | |        | |
         Parametric Portfolio Associates:
         Clearwater Growth Fund only.
8.       Ratify the action of the Board of     | |     | |        | |
         Trustees with respect to the
         subadvisory fee: Clearwater Small
         Cap Fund only.



Please be sure to sign and date this Proxy.   Date




                                             Please sign  your name in full. If
                                             joint, owners EITHER may sign this
Shareholder sign here   Co-owner sign here   proxy. When  signing  as attorney,
                                             executor, administrator,  trustee,
                                             guardian  or  corporate  officer,
                                             please give your full title.